UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09477

Voya Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:         December 31

Date of reporting period:       December 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2017

Voya Investors Trust

■	VY® BlackRock Inflation Protected Bond Portfolio
Classes ADV, I and S

Voya Variable Insurance Trust
■	VY® Goldman Sachs Bond Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Summary Portfolios of Investments (“Portfolio of Investments”)	31
Tax Information	61
Trustee and Officer Information	62
Advisory and Sub-Advisory Contract Approval Discussion	66

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

After a Strong Year, Positive Expectations

Dear Shareholder,

The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.

We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.

While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.

If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)

By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.

But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.

In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.

China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.

Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.

In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.

However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.

In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.

In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	A market index comprised of all U.S. Treasury Inflation Linked Securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)
U.S. Treasury Obligations	53.3%
Corporate Bonds/Notes	25.4%
U.S. Government Agency Obligations	13.6%
Foreign Government Bonds	6.1%
Purchased Options	0.3%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director*and Martin Hegarty, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 2.72% compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 3.01% for the same period.

Portfolio Review: Global growth across the U.S. and Europe was a driving story of 2017. The U.S. Federal Reserve Board hiked interest rates three times over the year and is expected to continue in 2018 under the new leadership of Jerome Powell. The TIPS Index registered positive absolute performance as real yields moved slightly lower over the year. Breakevens, after moving lower in the second quarter as inflation data disappointed to the downside, moved higher into year-end on optimism for tax reform. Benchmark 10-year inflation expectations ended the year at 1.98%, one basis point higher than the end of 2016.

In Europe, growth has exceeded expectations. In December, the Bank of England hiked interest rates for the first time in 10 years as inflation runs well above their 2% target. Brexit negotiations remain a risk in the market but impacts are not yet apparent.

Over the year, the Portfolio was generally long breakevens in the U.S. outright and relative to Europe and the UK, and as the year drew to a close, long U.S. breakeven positioning was reduced as levels approached fair value. The Portfolio’s active foreign exchange (“FX”) positioning was tactical in nature mainly employing positions to hedge portfolio risks, especially around near-term headlines, risk events, and the forward evolution of monetary policy.

For performance over the year, the Portfolio’s New Zealand real rate allocation was the main driver of performance. Long U.S. breakeven positioning was a detractor in the second quarter before benefitting performance over the second half of the year. UK positioning benefited performance outright and on a relative basis as the Portfolio was biased towards short real rates and inflation. Additionally, European nominal positioning benefited performance surrounding the French election. Active FX positons detracted from performance.

Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 0.250%, 01/15/25	4.1%
United States Treasury Inflation Indexed Bonds, 1.375%, 02/15/44	3.7%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/26	3.3%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/42	3.2%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/26	3.0%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/27	2.9%
Federal Home Loan Banks, 1.375%, 02/18/21	2.9%
United States Treasury Inflation Indexed Bonds, 0.375%, 07/15/25	2.9%
United States Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	2.8%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	2.6%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: U.S. — Despite recent improvements in U.S. core Consumer Price Index (“CPI”), many idiosyncratic factors have kept inflation below our expectations over 2017. Both firms and households are expecting higher wages, which we believe is a key leading indicator and positive environment for wage growth. We expect base effects to weigh on headline and core inflation in the short term, before reaching ˜2.5% for headline and ˜2.1% core CPI by mid-2018. We favor longer dated inflation expectations in the U.S. outright, but with the majority held against European and UK inflation. We are positioned for front-end real rates to move higher.

Europe (incl. UK) — Within the euro zone, we believe economic data continues to suggest that the European expansion is strong, underlying measures of trend inflation continue to gradually increase, and GDP growth remains above potential. This supports our improved forecast of ˜1.1% core inflation, and ˜1.4% headline inflation by mid-2018, however we are mindful of recent European appreciation. We favor U.S. inflation over European, given the steepness of the European inflation curve. Within the UK, we expect CPI to be nearing its peak having just reached 3.1% Year over Year for November, this strength is largely driven by GBP depreciation and we expect powerful base effects to unfold over 2018, as the currency pass through fades. Given the trajectory of UK inflation, and uncertainty surrounding Brexit negotiations, in our opinion, we find UK real rates over valued.

*    Effective March 9, 2017, Gargi Chaudhuri was removed as portfolio manager for the Portfolio and Chris Allen was added as a portfolio manager for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	2.16%	–0.97%	2.40%
Class I	2.72%	–0.37%	3.03%
Class S	2.48%	–0.63%	2.74%
TIPS Index	3.01%	0.13%	3.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® GOLDMAN SACHS BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)
Corporate Bonds/Notes	30.3%
U.S. Government Agency Obligations	25.5%
Asset-Backed Securities	18.1%
U.S. Treasury Obligations	14.4%
Foreign Government Bonds	3.5%
Collateralized Mortgage Obligations	2.9%
Municipal Bonds	1.0%
Structured Products	0.8%
Preferred Stock	0.1%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® Goldman Sachs Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by Jonathan Beinner and Michael Swell, Portfolio Managers of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year-ended December 31, 2017, the Portfolio’s shares provided a total return of 2.93% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the same period.

Portfolio Review: The Portfolio’s duration and yield curve strategy detracted from performance over the period. The Portfolio maintained a short U.S. interest rates position throughout the majority of the year. The Portfolio’s duration and yield curve strategy is implemented by futures.

The Portfolio’s country strategy detracted from performance, driven by long positions in Canadian and Australian interest rates versus short U.S. interest rates. Long positions in European interest rates versus short U.S. and UK interest rates further detracted from results. The Portfolio’s currency strategy contributed to performance, driven by long positions in the Polish zloty, Czech koruna and Swedish krona. These gains were partially offset by a short position in the euro. The country and currency strategies use swaps, futures and forwards to implement relative value trades.

Cross sector positioning contributed to performance over the period, driven by allocations to collateralized loan obligations (“CLOs”) and government/swaps, as well as an overweight to asset-backed securities (“ABS”). Exposure to residential mortgage credit and government agency debt further contributed to returns. These gains were partially offset by an underweight to corporate credit, agency mortgage backed securities (“MBS”) and emerging market debt. Allocations to commercial mortgage-backed securities (CMBS) further detracted from results.

Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)
Fannie Mae, 4.500%, 01/01/48	7.9%
United States Treasury Note, 2.125%,07/31/24	5.4%
United States Treasury Note, 2.000%,11/15/26	2.4%
Ginnie Mae, 4.000%, 03/20/46	2.0%
Kreditanstalt fuer Wiederaufbau, 1.500%, 09/09/19	2.0%
United States Treasury Bond, 2.875%, 11/15/46	1.8%
United States Treasury Note, 2.125%,11/30/24	1.4%
Ginnie Mae, 4.000%, 10/20/43	1.4%
Ginnie Mae, 4.000%, 06/20/47	1.4%
Ginnie Mae, 4.000%, 10/20/45	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Security selection strategies detracted from performance over the period, driven by selections of Puerto Rican municipal debt, as well as selections of U.S. dollar-denominated Venezuelan debt and short exposure to China through credit default swaps within emerging markets. These losses were partially offset by selections of U.S. government and agency debt within government/swaps. Tactical credit curve positioning further contributed to returns within corporate credit. Within the securitized sector, selections of MBS and CLOs detracted from performance, while selections of ABS contributed to returns.

Current Strategy and Outlook: We believe the global expansion is set to continue in 2018, supported by solid household consumption given labor market strength, an improvement in business investment and still accommodative monetary conditions, as reflected by measures of financial conditions. Forward-looking activity indicators, such as purchasing managers index (PMI) surveys remain, in our opinion, comfortably in expansionary territory for most countries, with notable strength in manufacturing data. We are not yet positioned for moderation, but we do anticipate some pullback in growth from current above-trend levels, and we expect this to be accompanied by higher market volatility. We think the U.S. Federal Reserve Board will raise interest rates three times in 2018, in line with projections provided at the most recent Federal Open Market Committee meeting.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower.

PORTFOLIO MANAGERS’ REPORT	VY® GOLDMAN SACHS BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	Since Inception February 20, 2015
VY® Goldman Sachs Bond Portfolio	2.93%	2.03%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Goldman Sachs Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*

VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$1,017.50	1.13%	$5.75	$1,000.00	$1,019.51	1.13%	$5.75
Class I	1,000.00	1,021.10	0.53	2.70	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,019.20	0.78	3.97	1,000.00	1,021.27	0.78	3.97

VY® Goldman Sachs Bond Portfolio
	$1,000.00	$1,005.40	0.58%	$2.93	$1,000.00	$1,022.28	0.58%	$2.96

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Investors Trust and Voya Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® Goldman Sachs Bond Portfolio (the “Funds”), each a series of Voya Investors Trust and Voya Variable Insurance Trust, respectively, including the summary portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2018

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

		VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
ASSETS:
Investments in securities at fair value+*		$428,472,918	$207,630,829
Short-term investments at fair value**		2,640,161	15,011,070
Cash collateral for futures		17,671	536,069
Cash pledged for centrally cleared swaps (Note 2)		2,280,490	1,088,217
Cash pledged as collateral for OTC derivatives (Note 2)		—	10,000
Foreign currencies at value***		518,650	53,082
Foreign cash collateral for futures****		24,670	14,295
Receivables:
Investment securities sold		3,337,357	2,849,829
Investment securities sold on a delayed-delivery or when-issued basis		—	2,055,000
Fund shares sold		149,569	316,403
Dividends		2,249	18,148
Interest		1,932,428	1,207,001
Unrealized appreciation on forward foreign currency contracts		135,716	1,771,386
Upfront payments paid on OTC swap agreements		—	36,564
Unrealized appreciation on OTC swap agreements		4,586,883	—
Variation margin receivable on centrally cleared swaps		57,558	9,795
Prepaid expenses		2,269	928
Reimbursement due from manager		—	35,922
Other assets		21,095	3,466
Total assets		444,179,684	232,648,004

LIABILITIES:
Payable for investment securities purchased		3,174,954	4,435,000
Payable for investment securities purchased on a delayed-delivery or when-issued basis		—	8,344,609
Payable for fund shares redeemed		116,032	138,055
Payable upon receipt of securities loaned		—	816,854
Sales commitmentsˆˆ		—	2,054,011
Unrealized depreciation on forward foreign currency contracts		404,795	1,296,378
Upfront payments received on OTC swap agreements		—	1,459
Unrealized depreciation on OTC swap agreements		643,399	207,580
Cash received as collateral for OTC derivatives (Note 2)		5,080,000	150,000
Payable for investment management fees		178,269	91,286
Payable for distribution and shareholder service fees		59,534	—
Payable to trustees under the deferred compensation plan (Note 6)		21,095	3,466
Payable for trustee fees		2,429	1,090
Other accrued expenses and liabilities		101,248	156,439
Written options, at fair valueˆ		276,296	—
Total liabilities		10,058,051	17,696,227
NET ASSETS		$434,121,633	$214,951,777

NET ASSETS WERE COMPRISED OF:
Paid-in capital		$503,309,761	$212,441,839
Undistributed net investment income		1,803,729	4,441,819
Accumulated net realized loss		(79,761,750)	(1,702,336)
Net unrealized appreciation (depreciation)		8,769,893	(229,545)
NET ASSETS		$434,121,633	$214,951,777

+	Including securities loaned at value	$—	$795,832
*	Cost of investments in securities	$424,014,571	$207,653,826
**	Cost of short-term investments	$2,640,161	$15,011,070
***	Cost of foreign currencies	$515,041	$54,235
****	Cost of foreign cash collateral for futures	$24,669	$14,295
ˆ	Premiums received on written options	$1,002,730	$—
ˆˆ	Proceeds receivable from sales commitments	$—	$2,055,000

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
Class ADV
Net assets	$49,768,703	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	5,352,639	n/a
Net asset value and redemption price per share	$9.30	n/a

Class I
Net assets	$223,462,700	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	23,129,440	n/a
Net asset value and redemption price per share	$9.66	n/a

Class S
Net assets	$160,890,230	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	16,806,337	n/a
Net asset value and redemption price per share	$9.57	n/a

Portfolio(1)
Net assets	n/a	$214,951,777
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	21,246,103
Net asset value and redemption price per share	n/a	$10.12

(1) Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio

INVESTMENT INCOME:
Dividends	$57,050	$163,904
Interest, net of foreign taxes withheld*	10,019,891	5,796,025
Securities lending income, net	—	7,966
Total investment income	10,076,941	5,967,895

EXPENSES:
Investment management fees	2,529,422	1,089,415
Distribution and shareholder service fees:
Class ADV	307,259	—
Class S	440,681	—
Transfer agent fees	1,021	2,378
Shareholder reporting expense	29,200	14,600
Registration fees	—	4,466
Professional fees	69,215	62,890
Custody and accounting expense	92,045	308,275
Trustee fees	19,435	8,715
Miscellaneous expense	34,066	15,273
Interest expense	289	28
Total expenses	3,522,633	1,506,040
Waived and reimbursed fees	(194,356)	(237,612)
Net expenses	3,328,277	1,268,428
Net investment income	6,748,664	4,699,467

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,970,859)	1,654,391
Forward foreign currency contracts	(1,091,507)	(529,643)
Foreign currency related transactions	269,189	(136,356)
Futures	(681,163)	1,822,659
Swaps	2,166,335	(838,739)
Written options	760,242	—
Net realized gain (loss)	(2,547,763)	1,972,312
Net change in unrealized appreciation (depreciation) on:
Investments	11,437,742	209,518
Forward foreign currency contracts	(500,489)	(418,843)
Foreign currency related transactions	8,321	1,057
Futures	1,078,155	(596,275)
Swaps	(3,568,620)	(260,292)
Written options	26,901	—
Sales commitments	—	752,369
Net change in unrealized appreciation (depreciation)	8,482,010	(312,466)
Net realized and unrealized gain	5,934,247	1,659,846
Increase in net assets resulting from operations	$12,682,911	$6,359,313

* Foreign taxes withheld	$—	$87

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® Goldman Sachs Bond Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$6,748,664	$5,754,983	$4,699,467	$3,982,504
Net realized gain (loss)	(2,547,763)	(6,211,444)	1,972,312	(2,500,907)
Net change in unrealized appreciation (depreciation)	8,482,010	21,268,014	(312,466)	3,597,036
Increase in net assets resulting from operations	12,682,911	20,811,553	6,359,313	5,078,633

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:			(4,792,224)	(4,529,620)
Class ADV	(381,219)	—	—	—
Class I	(4,397,495)	—	—	—
Class S	(2,176,391)	—	—	—
Total distributions	(6,955,105)	—	(4,792,224)	(4,529,620)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	45,993,204	93,157,435	60,709,654	100,578,739
Reinvestment of distributions	6,955,105	—	4,792,224	4,529,620
	52,948,309	93,157,435	65,501,878	105,108,359
Cost of shares redeemed	(178,896,691)	(127,760,432)	(78,963,233)	(66,578,679)
Net increase (decrease) in net assets resulting from capital share transactions	(125,948,382)	(34,602,997)	(13,461,355)	38,529,680
Net increase (decrease) in net assets	(120,220,576)	(13,791,444)	(11,894,266)	39,078,693

NET ASSETS:
Beginning of year or period	554,342,209	568,133,653	226,846,043	187,767,350
End of year or period	$434,121,633	$554,342,209	$214,951,777	$226,846,043
Undistributed net investment income at end of year or period	$1,803,729	$2,847,202	$4,441,819	$4,037,931

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-17	9.17	0.09		0.11	0.20	0.07	—	—	0.07	—	9.30	2.16	1.17	1.13	1.13	0.94	49,769	101
12-31-16	8.88	0.05		0.24	0.29	—	—	—	—	—	9.17	3.27	1.21	1.12	1.12	0.53	52,110	73
12-31-15	9.24	(0.05)		(0.22)	(0.27)	0.09	—	0.00 *	0.09	—	8.88	(2.89)	1.30	1.11	1.11	(0.52)	54,750	470
12-31-14	9.15	0.05		0.15	0.20	0.11	—	—	0.11	—	9.24	2.14	1.30	1.11	1.11	0.57	63,936	527
12-31-13	10.74	(0.07	)•	(0.88)	(0.95)	—	0.64	—	0.64	—	9.15	(8.98)	1.29	1.14	1.14	(0.66)	74,204	613
Class I
12-31-17	9.55	0.15		0.11	0.26	0.15	—	—	0.15	—	9.66	2.72	0.57	0.53	0.53	1.55	223,463	101
12-31-16	9.19	0.11		0.25	0.36	—	—	—	—	—	9.55	3.92	0.56	0.52	0.52	1.15	311,949	73
12-31-15	9.54	0.01	•	(0.23)	(0.22)	0.08	—	0.05	0.13	—	9.19	(2.35)	0.55	0.51	0.51	0.16	311,110	470
12-31-14	9.42	0.11		0.16	0.27	0.15	—	—	0.15	—	9.54	2.81	0.55	0.51	0.51	1.18	450,442	527
12-31-13	10.97	(0.00	)*	(0.91)	(0.91)	—	0.64	—	0.64	—	9.42	(8.41)	0.54	0.54	0.54	(0.05)	476,969	613
Class S
12-31-17	9.45	0.13		0.10	0.23	0.11	—	—	0.11	—	9.57	2.48	0.82	0.78	0.78	1.29	160,890	101
12-31-16	9.12	0.09		0.24	0.33	—	—	—	—	—	9.45	3.62	0.81	0.77	0.77	0.89	190,284	73
12-31-15	9.48	(0.02)		(0.22)	(0.24)	0.09	—	0.03	0.12	—	9.12	(2.61)	0.80	0.76	0.76	(0.19)	202,274	470
12-31-14	9.37	0.09		0.15	0.24	0.13	—	—	0.13	—	9.48	2.54	0.80	0.76	0.76	0.90	243,300	527
12-31-13	10.94	(0.04	)•	(0.89)	(0.93)	—	0.64	—	0.64	—	9.37	(8.62)	0.79	0.79	0.79	(0.40)	301,374	613
VY® Goldman Sachs Bond Portfolio
12-31-17	10.06	0.22	•	0.07	0.29	0.23	—	—	0.23	—	10.12	2.93	0.69	0.58	0.58	2.16	214,952	345
12-31-16	10.02	0.20	•	0.08	0.28	0.24	—	—	0.24	—	10.06	2.70	0.66	0.58	0.58	2.00	226,846	490
02-20-15(5)–12-31-15	10.00	0.15	•	(0.13)	0.02	—	—	—	—	—	10.02	0.20	0.61	0.58	0.58	1.77	187,767	507

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-four active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® Goldman Sachs Bond Portfolio (“Goldman Sachs Bond”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Goldman Sachs Bond are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Goldman Sachs Bond does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Prior to May 1, 2017, Directed Services LLC, a Delaware limited liability company, served as the investment adviser to BlackRock Inflation Protected Bond. There were no changes to the services provided or the fees charged to BlackRock Inflation Protected Bond upon the replacement of Directed Services LLC with Voya Investments. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class, if applicable, of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Boards of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Goldman Sachs Bond are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2017, the maximum amount of loss that BlackRock Inflation Protected Bond and Goldman Sachs Bond would incur if the counterparties to their derivative transactions failed to perform would be $6,163,308 and $1,771,386, respectively, which represents the gross payments to be received by the Portfolios on OTC purchased options, forward foreign currency contracts,

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and OTC inflation-linked swaps were they to be unwound as of December 31, 2017. At December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had received $5,080,000 and $150,000, respectively, in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had a liability position of $1,324,490 and $1,468,853, respectively, on open OTC credit default and interest rate swaps, forward foreign currency contracts and OTC written options with interest rate related contingent features. If a contingent feature would have been triggered as of December 31, 2017, the Portfolios could have been required to pay this amount in cash to its counterparties. At December 31, 2017, Goldman Sachs Bond had pledged $10,000 in cash collateral for their open OTC derivative transactions. BlackRock Inflation Protected Bond did not pledge any cash collateral for their open OTC derivative transactions at December 31, 2017.

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

For the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2017.

	Purchased	Sold
BlackRock Inflation Protected Bond	$16,297,980	$28,757,965
Goldman Sachs Bond	217,475,396	77,415,955

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

At December 31, 2017, BlackRock Inflation Protected Bond had pledged U.S. Treasury Inflation Indexed Protected Securities with an original par value of $644,000 with the broker as collateral for open futures contracts. The securities have been footnoted as pledged in the Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had purchased and sold futures contracts on various bonds and notes as part of their duration strategy.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2017.

	Purchased	Sold
BlackRock Inflation Protected Bond	$198,546,042	$269,070,379
Goldman Sachs Bond	78,437,175	34,189,344

J.  Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond had purchased and written options on exchange-traded futures contracts to manage its duration strategy and to generate income. There were no open purchased and written exchange-traded futures contracts at December 31, 2017.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond had purchased and written options on foreign currencies to manage its foreign exchange exposure and to generate income. There were no open purchased and written foreign currency options at December 31, 2017.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written interest rate swaptions at December 31, 2017.

During the year ended December 31, 2017, BlackRock Inflation Protected Bond had written inflation rate caps to generate income. Please refer to the tables following the Portfolio of Investments for open written inflation rate caps at December 31, 2017.

Please refer to Note 9 for the volume of both purchased and written option activity for BlackRock Inflation Protected Bond during the year ended December 31, 2017.

K.  Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

A Portfolio may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2017, for which a Portfolio is seller of protection are disclosed following the Portfolio of Investments for Goldman Sachs Bond. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2017, Goldman Sachs Bond had bought and sold credit protection on credit default swap indices (“CDX”) and single name issuers (Corporate or Sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Goldman Sachs Bond used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit and commercial mortgage-backed securities market. In addition, Goldman Sachs Bond bought credit protection on single name issuers to reduce its risk exposure to defaults of corporate and/or sovereign issuers.

For the year ended December 31, 2017, Goldman Sachs Bond had an average notional amount of $18,581,693 on credit default swaps to buy protection and an average notional amount of $2,247,500 on credit default swaps to sell protection. Please refer to the tables following the Portfolio of Investments for open credit default swaps to buy protection at December 31, 2017. There were no open credit default swaps to sell protection at December 31, 2017.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $42,515,178 and $198,357,296, respectively.

For the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $58,572,148 and $154,559,179, respectively.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following each respective Portfolio of Investments for open interest rate swaps at December 31, 2017.

At December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had pledged $2,280,490 and $1,088,217, respectively, in cash collateral for open centrally cleared swaps.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2017, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). Average notional amounts on long inflation-linked swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $48,360,471 and $3,436,176.

For the year ended December 31, 2017, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receive a floating rate linked to an inflation index (“Short inflation-linked swap”). Average notional amounts on short inflation linked-bonds was $271,962,519.

BlackRock Inflation Protected Bond and Goldman Sachs Bond used inflation-linked swaps as part of its inflation strategy. Please refer to the tables following each respective Portfolio of Investments for open inflation-linked swaps at December 31, 2017.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N.  Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. Please refer to the table following the Portfolio of Investments for open sales commitments held by Goldman Sachs Bond at December 31, 2017.

O.  Structured Products. Goldman Sachs Bond invests in structured products which are specially-designed investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or maturity of the structured product. Please refer to the Portfolio of Investments for structured products held by Goldman Sachs Bond at December 31, 2017.

P.  When-Issued and Delayed-Delivery Transactions. Goldman Sachs Bond may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio is required to hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

To mitigate counterparty risk, a Portfolio may enter into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2017, there was no cash collateral pledged or received by the Portfolio for open when-issued or delayed-delivery transactions.

Q.  Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$135,925,692	$155,211,535
Goldman Sachs Bond	89,236,994	69,296,599

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$338,895,439	$434,646,857
Goldman Sachs Bond	729,706,929	667,919,583

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% on the amount in excess of $1 billion
Goldman Sachs Bond	0.50% on the first $750 million; and 0.48% on assets over $750 million

(1)	The Investment Adviser has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Trusts and the Investment Adviser have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Goldman Sachs Bond	Goldman Sachs Asset Management, L.P.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEE (continued)

shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	12.52%
Voya Insurance and Annuity Company	BlackRock Inflation Protected Bond	35.90
Voya Retirement Conservative Portfolio	BlackRock Inflation Protected Bond	13.50
Voya Retirement Moderate Portfolio	BlackRock Inflation Protected Bond	16.17
Voya Solution 2025 Portfolio	Goldman Sachs Bond	25.45
Voya Solution Income Portfolio	BlackRock Inflation Protected Bond	6.92
	Goldman Sachs Bond	22.00

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of a Portfolio, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Goldman Sachs Bond	0.58%

The Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
Portfolio	2018	2019	2020	Total
Goldman Sachs Bond	$46,923	$157,623	$237,612	$442,158

The Expense Limitation Agreements are contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 8 — LINE OF CREDIT (continued)

the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2017.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2016	719	$423,745
Options Purchased	8,720	2,980,395
Options Terminated in Closing Sell Transactions	(4,981)	(1,737,176)
Options Exercised	(285)	(44,939)
Options Expired	(4,173)	(1,622,025)
Balance at 12/31/2017	—	$—

Transactions in purchased foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	CHF Notional	EUR Notional	GBP Notional	USD Notional	Cost
Balance at 12/31/2016	11,260,000	10,520,000	—	—	$355,050
Options Purchased	—	38,740,000	78,950,000	20,085,000	908,233
Options Terminated in Closing Sell Transactions	—	—	(13,175,000)	—	(230,347)
Options Expired	(11,260,000)	(49,260,000)	(65,775,000)	(20,085,000)	(1,032,937)
Balance at 12/31/2017	—	—	—	—	$—

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	USD Notional	EUR Notional	JPY Notional	Cost
Balance at 12/31/2016	11,800,000	10,100,000	—	$2,369,669
Options Purchased	38,140,000	—	1,385,780,000	1,521,651
Options Terminated in Closing Sell Transactions	(19,900,000)	—	—	(998,592)
Options Expired	(5,000,000)	—	—	(226,970)
Balance at 12/31/2017	25,040,000	10,100,000	1,385,780,000	$2,665,757

Transactions in written inflation rate caps for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/2016	3,140,000	$217,411
Balance at 12/31/2017	3,140,000	$217,411

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2016	462	$254,005
Options Written	4,019	929,817
Options Terminated in Closing Purchase Transactions	(3,911)	(1,007,896)
Options Expired	(570)	(175,926)
Balance at 12/31/2017	—	$—

Transactions in written foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	CHF Notional	EUR Notional	GBP Notional	USD Notional	Premiums Received
Balance at 12/31/2016	5,630,000	10,520,000	—	—	$97,588
Options Written	—	13,080,000	68,905,000	20,085,000	657,759
Options Terminated in Closing Sell Transactions	—	—	(32,990,000)	(9,125,000)	(298,911)
Options Expired	(5,630,000)	(23,600,000)	(35,915,000)	(10,960,000)	(456,436)
Balance at 12/31/2017	—	—	—	—	$—

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2017 were as follows:

	EUR Notional	GBP Notional	USD Notional	Premiums Received
Balance at 12/31/2016	10,100,000	—	83,600,000	$860,147
Options Written	—	—	68,320,000	501,159
Options Terminated in Closing Purchase Transactions	—	—	(127,600,000)	(575,987)
Options Expired	—	—	—	—
Balance at 12/31/2017	10,100,000	—	24,320,000	$785,319

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2017	317,604	—	41,329	(688,549)	(329,616)	2,925,393	—	381,219	(6,341,985)	(3,035,373)
12/31/2016	417,580	—	—	(898,707)	(481,127)	3,855,526	—	—	(8,253,074)	(4,397,548)
Class I
12/31/2017	3,773,612	—	460,710	(13,775,433)	(9,541,111)	36,140,751	—	4,397,494	(131,911,107)	(91,372,862)
12/31/2016	6,878,057	—	—	(8,047,014)	(1,168,957)	65,259,597	—	—	(76,426,152)	(11,166,555)
Class S
12/31/2017	732,452	—	229,768	(4,288,590)	(3,326,370)	6,927,060	—	2,176,392	(40,643,599)	(31,540,147)
12/31/2016	2,528,388	—	—	(4,566,921)	(2,038,533)	24,042,312	—	—	(43,081,206)	(19,038,894)
Goldman Sachs Bond
12/31/2017	5,975,395	—	475,891	(7,763,398)	(1,312,112)	60,709,654	—	4,792,224	(78,963,233)	(13,461,355)
12/31/2016	9,917,063	—	441,054	(6,536,981)	3,821,136	100,578,739	—	4,529,620	(66,578,679)	38,529,680

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of Goldman Sachs Bond’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2017:

Goldman Sachs Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$249,294	$(249,294)	$—
HSBC Securities (USA) Inc.	546,538	(546,538)	—
Total	$795,832	$(795,832)	$—

(1)	Collateral with a fair value of $816,854 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2017:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Inflation Protected Bond	$(837,032)	$837,032
Goldman Sachs Bond	496,645	(496,645)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
	Ordinary Income	Ordinary Income
BlackRock Inflation Protected Bond	$6,955,105	$ —
Goldman Sachs Bond	4,792,224	4,529,620

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2017 were:

			Capital Loss Carryforwards
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$1,550,040	$7,956,437	$(11,740,049)	Short-term	None
			(66,939,166)	Long-term	None
			$(78,679,215)
Goldman Sachs Bond	4,673,247	(642,293)	$(1,371,038)	Short-term	None
			(147,745)	Long-term	None
			$(1,518,783)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VY® BlackRock Inflation Protected Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 25.4%
		Consumer, Cyclical: 1.4%
370,000	(1)	BMW US Capital LLC, 1.500%, 04/11/19	$367,484	0.1
795,000	(1)	BMW US Capital LLC, 2.150%, 04/06/20	792,486	0.2
530,000	(1)	Nissan Motor Acceptance Corp., 1.550%, 09/13/19	523,463	0.1
960,000	(1)	Nissan Motor Acceptance Corp., 2.000%, 03/08/19	957,765	0.2
755,000	(1)	Nissan Motor Acceptance Corp., 2.250%, 01/13/20	753,825	0.2
1,105,000		Wal-Mart Stores, Inc., 1.900%, 12/15/20	1,098,268	0.2
1,730,000		Other Securities	1,716,469	0.4
			6,209,760	1.4

		Consumer, Non-cyclical: 1.4%
3,000,000		Gilead Sciences, Inc., 2.350%, 02/01/20	3,014,780	0.7
2,545,000		Medtronic Global Holdings SCA, 1.700%, 03/28/19	2,534,701	0.6
570,000		Other Securities	564,977	0.1
			6,114,458	1.4

		Energy: 0.4%
1,495,000	(1)	Schlumberger Finance Canada Ltd, 2.200%, 11/20/20	1,486,771	0.4

		Financial: 20.3%
780,000	(1)	AIG Global Funding, 1.950%, 10/18/19	773,373	0.2
595,000	(1)	AIG Global Funding, 2.150%, 07/02/20	589,905	0.1
1,385,000		American Express Credit Corp., 2.200%, 03/03/20	1,381,164	0.3
585,000	(1)	ANZ New Zealand Int’l Ltd./London, 2.200%, 07/17/20	581,826	0.1
3,000,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.050%, 09/23/19	2,989,796	0.7
5,650,000		Bank of America Corp., 2.625%, 10/19/20	5,699,316	1.3
1,500,000		Bank of New York Mellon Corp./The, 2.150%, 02/24/20	1,498,240	0.3
2,850,000		Bank of Nova Scotia/The, 2.050%, 06/05/19	2,843,360	0.7
1,285,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/20	1,277,141	0.3
1,000,000		Barclays Bank PLC, 2.042%, (US0003M + 0.650%), 08/07/20	1,004,921	0.2
1,165,000		BNP Paribas SA, 2.400%, 12/12/18	1,168,442	0.3
5,000,000		Branch Banking & Trust Co., 1.450%, 05/10/19	4,953,209	1.1
250,000		Citibank NA, 2.049%, (US0003M + 0.500%), 06/12/20	251,298	0.1

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
3,100,000		Citibank NA, 1.850%–2.125%, 09/18/19–10/20/20	$3,074,613	0.7
1,860,000	(1)	Commonwealth Bank of Australia, 2.250%, 03/10/20	1,854,755	0.4
4,000,000		Credit Suisse AG/New York NY, 2.300%, 05/28/19	4,004,342	0.9
2,000,000	(1)	Danske Bank A/S, 1.650%, 09/06/19	1,979,729	0.5
1,110,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	1,097,344	0.2
3,000,000		Fifth Third Bank/Cincinnati OH, 2.375%, 04/25/19	3,008,993	0.7
5,000,000		HSBC USA, Inc., 2.375%, 11/13/19	5,006,575	1.2
6,000,000		JPMorgan Chase & Co., 2.550%, 10/29/20	6,019,591	1.4
1,535,000		Manufacturers & Traders Trust Co., 2.300%, 01/30/19	1,539,306	0.4
2,000,000	(1)	National Australia Bank Ltd., 2.250%, 07/01/19	2,001,556	0.5
2,540,000	(1)	New York Life Global Funding, 2.000%, 04/09/20	2,524,520	0.6
1,970,000	(1)	Pricoa Global Funding I, 1.450%, 09/13/19	1,939,742	0.4
630,000	(1)	Principal Life Global Funding II, 1.500%, 04/18/19	624,636	0.1
3,000,000		Royal Bank of Canada, 1.500%, 07/29/19	2,966,098	0.7
1,870,000		Santander UK PLC, 2.125%, 11/03/20	1,855,583	0.4
2,000,000		Skandinaviska Enskilda Banken AB, 1.500%, 09/13/19	1,974,665	0.5
2,000,000		Sumitomo Mitsui Banking Corp., 2.450%, 01/16/20	2,001,121	0.5
1,510,000	(1)	Sumitomo Mitsui Trust Bank Ltd., 2.050%, 03/06/19	1,506,237	0.3
2,000,000		Svenska Handelsbanken AB, 2.250%, 06/17/19	2,001,120	0.5
295,000	(1)	UBS AG/London, 2.200%, 06/08/20	293,285	0.1
3,200,000		UBS AG/Stamford CT, 2.350%, 03/26/20	3,198,293	0.7
4,700,000		US Bank NA/Cincinnati OH, 2.000%, 01/24/20	4,681,314	1.1
2,215,000		Wells Fargo Bank NA, 1.750%, 05/24/19	2,202,949	0.5
3,500,000		Wells Fargo Bank NA, 2.150%, 12/06/19	3,495,163	0.8

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,255,000		Westpac Banking Corp., 1.600%, 08/19/19	$1,242,133	0.3
1,025,000		Other Securities	1,017,558	0.2
			88,123,212	20.3

	Industrial: 0.3%
795,000	(1)	Siemens Financieringsmaatschappij NV, 2.200%, 03/16/20	793,966	0.2
635,000		Other Securities	630,682	0.1
			1,424,648	0.3

	Technology: 1.3%
2,190,000		IBM Credit LLC, 1.800%, 01/20/21	2,156,676	0.5
2,675,000		Xilinx, Inc., 2.125%, 03/15/19	2,666,727	0.6
835,000		Other Securities	831,724	0.2
			5,655,127	1.3

	Utilities: 0.3%
1,280,000		Duke Energy Progress LLC, 1.703%, (US0003M + 0.180%), 09/08/20	1,280,743	0.3
		Total Corporate Bonds/Notes
		(Cost $110,765,618)	110,294,719	25.4

FOREIGN GOVERNMENT BONDS: 6.1%
CAD 1,132,719		Canadian Government Real Return Bond, 4.250%, 12/01/26	1,209,441	0.3
2,120,000		Israel Government AID Bond, 5.500%, 12/04/23	2,480,901	0.5
2,500,000		Israel Government AID Bond, 5.500%, 04/26/24	2,940,011	0.7
EUR 1,872,048		Italy Buoni Poliennali Del Tesoro, 1.250%, 10/27/20	2,379,154	0.6
EUR 4,533,029		Italy Buoni Poliennali Del Tesoro, 1.650%, 04/23/20	5,766,362	1.3
EUR 1,195,000	(1)	Italy Buoni Poliennali Del Tesoro, 2.700%, 03/01/47	1,307,248	0.3
NZD 2,055,000		New Zealand Government Bond, 2.500%, 09/20/35	1,668,221	0.4
NZD 6,044,000		New Zealand Government Bond, 3.000%, 09/20/30	5,241,035	1.2
GBP 1,721,784		United Kingdom Gilt Inflation Linked, 0.125%, 03/22/26	2,737,925	0.6
NZD 1,585,900		Other Securities	772,934	0.2
		Total Foreign Government Bonds
		(Cost $24,996,864)	26,503,232	6.1

U.S. TREASURY OBLIGATIONS: 53.3%
	Treasury Inflation Indexed Protected Securities: 53.3%
2,121,231		0.125%, 01/15/23	2,106,225	0.5
8,133,961		0.125%, 07/15/24	8,045,243	1.9
13,331,213		0.125%, 07/15/26	13,039,707	3.0
18,063,256		0.250%, 01/15/25	17,919,291	4.1
12,362,064		0.375%, 07/15/25	12,393,430	2.9
6,514,809		0.375%, 01/15/27	6,474,925	1.5

U.S. TREASURY OBLIGATIONS: (continued)
	Treasury Inflation Indexed Protected Securities: (continued)
14,053,662		0.625%, 01/15/26	$14,293,131	3.3
2,897,902		0.625%, 02/15/43	2,843,594	0.7
13,568,509		0.750%, 02/15/42	13,737,706	3.2
10,495,750		0.750%, 02/15/45	10,576,833	2.4
3,847,190		0.875%, 02/15/47	4,008,353	0.9
5,678,764		1.000%, 02/15/46	6,082,561	1.4
14,002,235	(2)	1.375%, 02/15/44	16,207,425	3.7
9,965,598	(2)	1.750%, 01/15/28	11,215,821	2.6
6,530,809		2.000%, 01/15/26	7,352,635	1.7
7,870,195		2.125%, 02/15/40	10,263,648	2.4
6,038,078		2.125%, 02/15/41	7,930,278	1.8
7,735,671		2.375%, 01/15/25	8,822,549	2.0
6,527,898		2.375%, 01/15/27	7,644,863	1.8
7,502,121		2.500%, 01/15/29	9,112,722	2.1
2,626,439		3.375%, 04/15/32	3,639,894	0.8
9,127,484		3.625%, 04/15/28	11,994,832	2.8
7,769,278		3.875%, 04/15/29	10,608,374	2.4
2,332,798		0.125%, 04/15/22	2,317,597	0.5
12,599,458		0.375%, 07/15/27	12,545,341	2.9
		Total U.S. Treasury Obligations
		(Cost $226,200,208)	231,176,978	53.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.6%
	Federal Home Loan Bank: 5.1%
4,475,000		1.375%, 09/28/20	4,396,325	1.0
12,810,000		1.375%, 02/18/21	12,541,259	2.9
5,255,000		2.875%, 09/13/24	5,392,339	1.2
			22,329,923	5.1

	Federal Home Loan Mortgage Corporation: 2.7%(3)
1,515,000		1.375%, 05/01/20	1,493,220	0.4
9,970,000		2.375%, 01/13/22	10,064,117	2.3
			11,557,337	2.7

	Federal National Mortgage Association: 5.8%(3)
8,350,000		1.375%, 02/26/21	8,177,297	1.9
9,355,000		1.875%, 12/28/20	9,307,982	2.1
4,830,000		1.875%, 09/24/26	4,557,042	1.1
3,120,000		2.625%, 09/06/24	3,163,699	0.7
			25,206,020	5.8
		Total U.S. Government Agency Obligations
		(Cost $59,386,124)	59,093,280	13.6

	Value	Percentage of Net Assets

PURCHASE OPTIONS(4): 0.3%
Total Purchased Options
(Cost $2,665,757)	1,404,709	0.3

Total Long-Term Investments
(Cost $424,014,571)	428,472,918	98.7

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
2,640,161	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $2,640,161)	$ 2,640,161	0.6
		Total Short-Term Investments
		(Cost $2,640,161)	2,640,161	0.6
		Total Investments in Securities (Cost $426,654,732)	$ 431,113,079	99.3
		Assets in Excess of Other Liabilities	3,008,554	0.7
		Net Assets	$ 434,121,633	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(3)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(4)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(5)	Rate shown is the 7-day yield as of December 31, 2017.
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
NZD	New Zealand Dollar

Reference Rate Abbreviations:

US0003M	3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Purchased Options	$—	$1,404,709	$—	$1,404,709
Corporate Bonds/Notes	—	110,294,719	—	110,294,719
U.S. Treasury Obligations	—	231,176,978	—	231,176,978
Foreign Government Bonds	—	26,503,232	—	26,503,232
U.S. Government Agency Obligations	—	59,093,280	—	59,093,280
Short-Term Investments	2,640,161	—	—	2,640,161
Total Investments, at fair value	$2,640,161	$428,472,918	$—	$431,113,079
Other Financial Instruments+
Centrally Cleared Swaps	—	900,274	—	900,274
Forward Foreign Currency Contracts	—	135,716	—	135,716
Futures	692,753	—	—	692,753
OTC Swaps	—	4,586,883	—	4,586,883
Total Assets	$3,332,914	$434,095,791	$—	$437,428,705
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(930,137)	$—	$(930,137)
Forward Foreign Currency Contracts	—	(404,795)	—	(404,795)
Futures	(757,099)	—	—	(757,099)
OTC Swaps	—	(643,399)	—	(643,399)
Written Options	—	(276,296)	—	(276,296)
Total Liabilities	$(757,099)	$(2,254,627)	$—	$(3,011,726)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,015,774	NZD 10,258,000	Bank of America N.A.	01/04/18	$(253,893)
MXN	40,967,597	USD 2,106,758	Barclays Bank PLC	02/14/18	(40,318)
USD	2,199,407	EUR 1,840,000	Deutsche Bank AG	02/14/18	(14,050)
EUR	1,872,500	SEK 18,567,429	Deutsche Bank AG	02/14/18	(16,951)
USD	2,105,000	MXN 39,486,643	Deutsche Bank AG	02/14/18	113,260
USD	9,838,525	EUR 8,246,000	HSBC Bank PLC	01/04/18	(56,661)
SEK	37,037,180	EUR 3,745,000	Morgan Stanley & Co. International PLC	02/14/18	21,963
USD	2,645,620	GBP 1,959,000	Royal Bank of Scotland PLC	01/04/18	493
USD	937,331	CAD 1,207,000	Westpac Banking Corp.	01/04/18	(22,922)
					$(269,079)

At December 31, 2017, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	268	12/17/18	$65,562,850	$(39,131)
Euro-Bund	28	03/08/18	5,431,753	(57,958)
Euro-Buxl® 30-year German Government Bond	21	03/08/18	4,128,744	(102,050)
U.S. Treasury 10-Year Note	159	03/20/18	19,723,453	(107,661)
U.S. Treasury 5-Year Note	900	03/29/18	104,547,657	(314,492)
			$199,394,457	$(621,292)

Short Contracts
90-Day Eurodollar	(268)	12/16/19	(65,438,900)	46,467
Canada 10-Year Bond	(11)	03/20/18	(1,179,459)	17,095
Euro-Bobl 5-Year	(143)	03/08/18	(22,581,386)	174,049
Euro-OAT	(99)	03/08/18	(18,433,025)	269,609
Euro-Schatz	(83)	03/08/18	(11,151,283)	19,034
Long-Term Euro-BTP	(11)	03/08/18	(1,796,818)	45,594
U.S. Treasury 2-Year Note	(304)	03/29/18	(65,089,250)	109,879
U.S. Treasury Long Bond	(34)	03/20/18	(5,202,000)	9,355
U.S. Treasury Ultra 10-Year Note	(11)	03/20/18	(1,469,188)	1,671
U.S. Treasury Ultra Long Bond	(144)	03/20/18	(24,142,500)	(135,807)
			$(216,483,809)	$556,946

At December 31, 2017, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month GBP-LIBOR	Semi-Annual	1.405%	Semi-Annual	05/26/47	GBP	2,395,000	$(21,995)	$(22,685)
Pay	6-month GBP-LIBOR	Semi-Annual	1.660	Semi-Annual	09/28/47	GBP	690,000	53,825	53,723
Pay	6-month JPY-LIBOR	Semi-Annual	0.092	Semi-Annual	11/08/22	JPY	564,835,000	(6,540)	(6,608)
Pay	6-month JPY-LIBOR	Semi-Annual	0.093	Semi-Annual	11/08/22	JPY	564,835,000	(6,418)	(6,488)
Pay	3-month NZD-BBR-FRA	Quarterly	3.055	Semi-Annual	09/08/27	NZD	3,766,237	15,121	16,632
Pay	3-month USD-LIBOR	Quarterly	1.882	Semi-Annual	11/15/19	USD	12,165,000	(36,816)	(37,019)
Pay	3-month USD-LIBOR	Quarterly	1.938	Semi-Annual	11/24/19	USD	12,165,000	(25,090)	(25,294)
Pay	3-month USD-LIBOR	Quarterly	1.729	Semi-Annual	08/31/46	USD	630,000	(112,579)	(1,391)
Receive	6-month GBP-LIBOR	Semi-Annual	1.336	Semi-Annual	11/28/27	GBP	5,530,000	(47,048)	(46,835)
Receive	6-month GBP-LIBOR	Semi-Annual	1.608	Semi-Annual	02/15/47	GBP	4,380,000	(255,039)	(227,958)
Receive	6-month GBP-LIBOR	Semi-Annual	1.515	Semi-Annual	11/22/47	GBP	1,350,000	(39,224)	(39,044)
Receive	6-month JPY-LIBOR	Semi-Annual	0.273	Semi-Annual	11/08/27	JPY	270,135,000	10,656	10,626
Receive	6-month JPY-LIBOR	Semi-Annual	0.921	Semi-Annual	11/08/47	JPY	95,855,000	9,334	9,402
Receive	3-month NZD-BBR-FRA	Quarterly	3.067	Semi-Annual	09/08/27	NZD	1,855,013	6,118	6,811

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	3-month NZD-BBR-FRA	Quarterly	3.070%	Semi-Annual	09/08/27	NZD	1,873,750	$5,844	$6,537
Receive	1-day Overnight Fed Funds Effective Rate	Annual	1.875	Annual	05/31/22	USD	6,520,000	32,145	32,027
Receive	3-month USD-LIBOR	Quarterly	2.171	Semi-Annual	08/24/27	USD	900,000	18,504	18,485
Receive	3-month USD-LIBOR	Quarterly	2.602	Semi-Annual	11/15/43	USD	1,050,000	(3,520)	(3,547)
								$(402,722)	$(262,626)

At December 31, 2017, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.288%	At Termination Date	11/15/22	EUR	7,265,000	$(58,985)	$(58,070)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.832	At Termination Date	05/15/47	EUR	1,380,000	(68,044)	(67,277)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.750	At Termination Date	06/15/47	EUR	1,230,000	(105,582)	(101,889)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.861	At Termination Date	07/15/47	EUR	1,240,000	(51,652)	(50,811)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.913	At Termination Date	11/15/47	EUR	1,130,000	(29,595)	(29,066)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.920	At Termination Date	11/15/47	EUR	1,100,000	(25,690)	(25,407)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.943	At Termination Date	11/15/47	EUR	525,000	(7,455)	(7,357)
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.370	At Termination Date	06/15/22	GBP	6,310,000	9,158	11,818
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.395	At Termination Date	08/15/22	GBP	6,065,000	25,469	26,721
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.300	At Termination Date	10/15/22	GBP	5,880,000	38,024	38,001
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.350	At Termination Date	12/15/22	GBP	5,890,000	23,669	23,258
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.523	At Termination Date	02/15/27	GBP	5,030,000	99,339	96,084
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.343	At Termination Date	07/15/27	GBP	1,405,000	(16,745)	(15,845)
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.380	At Termination Date	09/15/27	GBP	1,355,000	(156)	(612)
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.547	At Termination Date	11/15/32	GBP	4,200,000	67,379	66,583
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.600	At Termination Date	11/15/42	GBP	2,530,000	67,067	66,109
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.624	At Termination Date	02/15/47	GBP	2,360,000	195,038	180,672
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.470	At Termination Date	09/15/47	GBP	315,000	8,216	7,502
Pay	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.515	At Termination Date	11/15/47	GBP	600,000	4,826	4,845
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.256	At Termination Date	08/15/22	EUR	3,660,000	37,676	36,731
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.299	At Termination Date	09/29/22	EUR	5,000,000	40,565	39,444

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.455%	At Termination Date	11/15/27	GBP	4,200,000	$(47,272)	$(47,176)
Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.486	At Termination Date	08/15/47	GBP	635,000	14,270	13,649
Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.465	At Termination Date	10/15/47	GBP	635,000	13,898	13,556
Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.550	At Termination Date	11/15/47	GBP	2,530,000	(88,624)	(87,515)
Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.360	At Termination Date	12/01/67	GBP	240,000	(3,625)	(3,632)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.113	At Termination Date	11/09/19	USD	22,115,000	(17,873)	(18,611)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.890	At Termination Date	06/29/22	USD	6,700,000	76,511	76,269
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.955	At Termination Date	08/02/22	USD	4,750,000	44,961	44,789
								$244,768	$232,763

At December 31, 2017, the following over-the-counter inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Floating Rate Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.066%	At Termination Date	03/10/18	USD	20,575,000	$(571,155)	$—	$(571,155)
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.585	At Termination Date	09/13/18	USD	11,210,000	79,672	—	79,672
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.518	At Termination Date	12/11/19	USD	15,000,000	243,142	—	243,142
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.375	At Termination Date	01/15/20	USD	16,000,000	364,525	—	364,525
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.174	At Termination Date	02/16/20	USD	10,000,000	(46,386)	—	(46,386)
Barclays Bank PLC	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.437	At Termination Date	01/15/21	USD	22,000,000	599,311	—	599,311
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.649	At Termination Date	12/11/21	USD	6,500,000	136,140	—	136,140
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.515	At Termination Date	01/15/22	USD	34,000,000	1,015,595	—	1,015,595
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.560	At Termination Date	01/15/23	USD	37,000,000	1,247,049	—	1,247,049
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.660	At Termination Date	09/22/23	USD	5,500,000	177,486	—	177,486
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.689	At Termination Date	09/22/24	USD	19,500,000	697,939	—	697,939
Deutsche Bank AG	Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.970	At Termination Date	03/15/47	EUR	1,110,000	7,429	—	7,429
Deutsche Bank AG	Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.470	At Termination Date	03/15/27	EUR	1,110,000	6,229	—	6,229
Deutsche Bank AG	Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.568	At Termination Date	03/15/47	GBP	805,000	(25,858)	—	(25,858)

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Floating Rate Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Receive	U.K. RPI All Items Monthly (UKRPI)	At Termination Date	3.485%	At Termination Date	03/23/47	GBP	395,000	$12,366	$—	$12,366
									$3,943,484	$—	$3,943,484

At December 31, 2017, the following over-the-counter purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Put on 10-year Interest Rate Swap	Barclays Bank PLC	1.100%	Pay	6-month JPY- LIBOR	06/29/22	JPY	1,385,780,000	$188,508	$139,873
Put on 10-year Interest Rate Swap	Deutsche Bank AG	2.950%	Pay	3-month USD- LIBOR	08/22/22	USD	17,330,000	791,756	582,591
Put on 20-year Interest Rate Swap	Deutsche Bank AG	2.500%	Pay	6-month EUR- EURIBOR	06/08/22	EUR	10,100,000	1,275,173	465,046
Put on 30-year Interest Rate Swap	Deutsche Bank AG	2.680%	Pay	3-month USD- LIBOR	01/12/21	USD	1,700,000	227,321	123,328
Put on 30-year Interest Rate Swap	Deutsche Bank AG	3.040%	Pay	3-month USD- LIBOR	06/17/19	USD	3,015,000	125,719	69,390
Put on 30-year Interest Rate Swap	Deutsche Bank AG	3.540%	Pay	3-month USD- LIBOR	06/17/19	USD	2,995,000	57,280	24,481
								$2,665,757	$1,404,709

At December 31, 2017, the following over-the-counter written inflation rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Reference Entity	Counterparty	Exercise Inflation Rate	Description	Expiration Date	Notional Amount		Premiums Received	Fair Value
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index (HICPx)	Deutsche Bank AG	2.500%	Maximum of HICPx for January 2022 divided by HICPx for January 2012 minus 2.500% or $0. Portfolio receives premium and payment at expiration.	04/26/22	EUR	3,140,000	$217,411	$(456)
							$217,411	$(456)

At December 31, 2017, the following over-the-counter written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put on 10-Year Interest Rate Swap	Deutsche Bank AG	2.650%	Receive	3-month USD-LIBOR	08/22/18	USD 24,320,000	$309,759	$(227,449)
Put on 20-Year Interest Rate Swap	Deutsche Bank AG	4.500	Receive	6-month EUR-EURIBOR	06/08/22	EUR 10,100,000	475,560	(48,391)
							$785,319	$(275,840)

Currency Abbreviations

CAD — Canadian Dollar

EUR — EU Euro

GBP — British Pound

JPY — Japanese Yen

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

MXN — Mexican Peso

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$1,404,709
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	135,716
Interest rate contracts	Net Assets — Unrealized appreciation**	692,753
Interest rate contracts	Net Assets — Unrealized appreciation***	900,274
Interest rate contracts	Unrealized appreciation on OTC swap agreements	4,586,883
Total Asset Derivatives		$7,720,335
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$404,795
Interest rate contracts	Net Assets — Unrealized depreciation**	757,099
Interest rate contracts	Net Assets — Unrealized depreciation***	930,137
Interest rate contracts	Unrealized depreciation on OTC swap agreements	643,399
Interest rate contracts	Written options, at fair value	276,296
Total Liability Derivatives		$3,011,726

*	Includes purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.
***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(1,032,937)	$(1,091,507)	$(681,163)	$—	$ (8,752)	$ (2,814,359)
Interest rate contracts	(1,848,995)	—	—	2,166,335	768,994	1,086,334
Total	$(2,881,932)	$(1,091,507)	$(681,163)	$2,166,335	$ 760,242	$ (1,728,025)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$149,650	$(500,489)	$—	$—	$ 101,859	$ (248,980)
Interest rate contracts	(133,024)	—	1,078,155	(3,568,620)	(74,958)	(2,698,447)
Total	$16,626	$(500,489)	$1,078,155	$(3,568,620)	$ 26,901	$ (2,947,427)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:

	Bank of America N.A.	Barclays Bank PLC	Citibank N.A.	Deutsche Bank AG	HSBC Bank PLC	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC	Westpac Banking Corp.	Totals
Assets:
Purchased options	$—	$139,873	$—	$1,300,836	$—	$—	$—	$—	$1,440,709
Forward foreign currency contracts	—	—	—	113,260	—	21,963	493	—	135,716
OTC Inflation-linked swaps	—	1,286,650	3,274,209	26,024	—	—	—	—	4,586,883
Total Assets	$—	$1,426,523	$3,274,209	$1,440,120	$—	$21,963	$493	$—	$6,163,308
Liabilities:
Forward foreign currency contracts	$253,893	$40,318	$—	$31,001	$56,661	$—	$—	$22,922	404,795
OTC Inflation-linked swaps	—	617,541	—	25,858	—	—	—	—	643,399
Written options	—	—	—	276,296	—	—	—	—	276,296
Total Liabilities	$253,893	$657,859	$—	$333,155	$56,661	$—	$—	$22,922	$1,324,490
Net OTC derivative instruments by counterparty, at fair value	$(253,893)	$768,664	$3,274,209	$1,106,965	$(56,661)	$21,963	$493	$(22,922)	4,838,818
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$(750,000)	$(3,130,000)	$(1,106,965)	$—	$—	$—	$—	$(4,986,965)
Net Exposure(1)(2)	$(253,893)	$18,664	$144,209	$—	$(56,661)	$21,963	$493	$(22,922)	$(148,147)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.
(2)	At December 31, 2017, the Portfolio had received $1,200,000 in cash collateral from Deutsche Bank AG. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $426,900,503.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$12,532,193
Gross Unrealized Depreciation	(4,575,756)
Net Unrealized Appreciation	$7,956,437

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 30.3%
		Basic Materials: 1.0%
175,000	(1)	Glencore Finance Canada Ltd., 4.950%, 11/15/21	$186,893	0.1
150,000	(1)	Glencore Funding LLC, 4.125%, 05/30/23	155,363	0.1
199,000	(1)	Glencore Funding LLC, 4.625%, 04/29/24	210,545	0.1
825,000		Sherwin-Williams Co/The, 2.250%–3.450%, 05/15/20-06/01/27	832,089	0.4
375,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/21	395,156	0.2
100,000	(1)	Yamana Gold, Inc., 4.625%, 12/15/27	100,688	0.0
225,000		Other Securities	231,057	0.1
			2,111,791	1.0

		Communications: 5.5%
200,000	(1)	Altice Financing SA, 6.625%, 02/15/23	209,920	0.1
775,000		Amazon.com, Inc., 3.300%, 12/05/21	800,951	0.4
150,000	(1)	Amazon.com, Inc., 3.875%, 08/22/37	159,587	0.1
3,041,000		AT&T, Inc., 2.800%–5.150%, 02/17/21–03/15/42	3,074,478	1.4
275,000	(1)	Expedia, Inc., 3.800%, 02/15/28	266,204	0.1
350,000	(1)	Symantec Corp., 5.000%, 04/15/25	364,875	0.2
1,050,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,169,554	0.5
1,618,000		Verizon Communications, Inc., 2.450%–5.250%, 03/15/22–08/15/46	1,631,289	0.8
550,000	(1)	Wind Tre SpA, 5.000%, 01/20/26	525,800	0.2
3,423,000		Other Securities	3,625,478	1.7
			11,828,136	5.5

		Consumer, Cyclical: 1.8%
200,000	(1)	Alimentation Couche-Tard, Inc., 2.700%, 07/26/22	198,347	0.1
1,225,000		CVS Health Corp., 2.875%–5.125%, 07/20/22–07/20/45	1,243,891	0.6
775,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	851,639	0.4
1,500,000	(2)	Other Securities	1,557,252	0.7
			3,851,129	1.8

		Consumer, Non-cyclical: 4.9%
1,075,000		Allergan Funding SCS, 2.350%–4.850%, 03/12/18–06/15/44	1,083,164	0.5
1,125,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	1,131,356	0.6

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
650,000		Anheuser-Busch InBev Finance, Inc., 3.650%–4.700%, 02/01/26–02/01/36	$685,471	0.3
1,425,000	(1)	BAT Capital Corp., 3.222%, 08/15/24	1,426,731	0.7
475,000	(1)	BAT Capital Corp., 3.557%, 08/15/27	476,437	0.2
475,000	(1)	Bayer US Finance LLC, 3.000%, 10/08/21	480,079	0.2
1,275,000		Becton Dickinson and Co., 2.894%–4.685%, 06/06/22–12/15/44	1,296,065	0.6
375,000	(1)	EMD Finance LLC, 2.950%, 03/19/22	376,924	0.2
50,000	(1)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	51,562	0.0
775,000		Reynolds American, Inc., 4.450%, 06/12/25	827,427	0.4
200,000	(1)	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	214,500	0.1
2,390,000		Other Securities	2,408,485	1.1
			10,458,201	4.9

		Energy: 3.3%
450,000	(1)	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.337%, 12/15/27	449,673	0.2
525,000		Kinder Morgan, Inc./DE, 3.050%, 12/01/19	529,773	0.2
375,000		Kinder Morgan Energy Partners L.P., 3.500%–4.250%, 09/01/23–09/01/24	379,528	0.2
15,000	(1)	Petrobras Global Finance BV, 5.999%, 01/27/28	15,056	0.0
100,000	(1)	Petroleos Mexicanos, 6.500%, 03/13/27	109,425	0.1
6,886,000	(2),(3)	Other Securities	5,634,936	2.6
			7,118,391	3.3

		Financial: 11.2%
193,000	(1)	Bank of America Corp., 3.419%, 12/20/28	193,225	0.1
1,867,000		Bank of America Corp., 2.369%–6.110%, 07/21/21–01/29/37	1,919,472	0.9
200,000	(1)	BNP Paribas SA, 4.375%, 05/12/26	209,445	0.1
200,000	(1)	Credit Suisse AG, 6.500%, 08/08/23	224,275	0.1
250,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/28	260,871	0.1
1,300,000		JPMorgan Chase & Co., 2.950%–3.782%, 01/15/23–02/01/28	1,309,334	0.6

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,700,000		Kreditanstalt fuer Wiederaufbau, 1.125%, 08/06/18	$1,694,488	0.8
4,270,000		Kreditanstalt fuer Wiederaufbau, 1.500%, 09/09/19	4,233,604	2.0
50,000	(1)	Macquarie Bank Ltd., 6.625%, 04/07/21	55,217	0.0
1,000,000		Morgan Stanley, 2.765%, (US0003M + 1.400%), 10/24/23	1,029,137	0.5
825,000		Morgan Stanley, 3.700%–4.000%, 10/23/24–07/23/25	853,419	0.4
300,000	(1)	Nationwide Building Society, 4.125%, 10/18/32	300,613	0.1
200,000	(1)	Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/47	203,087	0.1
250,000	(1)	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/24	263,588	0.1
100,000	(1)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44	114,556	0.1
225,000	(1)	UBS Group Funding Switzerland AG, 3.000%, 04/15/21	226,734	0.1
10,626,000		Other Securities	10,881,533	5.1
			23,972,598	11.2

		Industrial: 0.8%
300,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/22	305,861	0.1
375,000	(1)	Sealed Air Corp., 5.250%, 04/01/23	401,250	0.2
1,050,000		Other Securities	1,052,400	0.5
			1,759,511	0.8

		Technology: 1.3%
300,000	(1)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.650%, 01/15/23	289,498	0.1
475,000	(1)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.000%, 01/15/22	471,366	0.2
150,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	162,260	0.1
800,000		Oracle Corp., 2.500%–3.250%, 05/15/22–11/15/27	807,985	0.4
1,137,000		Other Securities	1,165,795	0.5
			2,896,904	1.3

CORPORATE BONDS/NOTES: (continued)
		Utilities: 0.5%
1,075,000		Other Securities	$1,067,074	0.5
		Total Corporate Bonds/Notes (Cost $64,725,596)	65,063,735	30.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.9%
EUR 390,641	(1),(4)	Magnolia Finance XI DAC, 2.750%, (EUR003M + 2.750%), 04/20/20	465,194	0.2
603,082	(5)	Fannie Mae 2013-130 SN, 5.098%, (-1.000* US0001M + 6.650%), 10/25/42	103,584	0.1
335,246	(5)	Fannie Mae REMIC Trust 2011-124 SC, 4.998%, (-1.000*US0001M + 6.550%), 12/25/41	56,433	0.0
315,323	(5)	Fannie Mae REMIC Trust 2013-131 SA, 4.548%, (-1.000*US0001M + 6.100%), 12/25/43	47,002	0.0
253,773	(5)	Fannie Mae REMIC Trust 2013-96 SW, 4.548%, (-1.000*US0001M + 6.100%), 09/25/43	38,596	0.0
578,358	(5)	Fannie Mae REMIC Trust 2013-96 SY, 4.598%, (-1.000*US0001M + 6.150%), 07/25/42	90,710	0.1
382,613	(5)	Fannie Mae REMIC Trust 2014-87 MS, 4.698%, (-1.000*US0001M + 6.250%), 01/25/45	58,955	0.0
531,653	(5)	Fannie Mae REMIC Trust 2015-79 SA, 4.698%, (-1.000*US0001M + 6.250%), 11/25/45	84,227	0.0
294,115	(5)	Fannie Mae REMIC Trust 2015-82 MS, 4.148%, (-1.000*US0001M + 5.700%), 11/25/45	40,004	0.0
725,411	(5)	Fannie Mae Series 2016-3 IP, 4.000%, 02/25/46	146,814	0.1
929,429	(5)	Freddie Mac 4583 ST, 4.523%, (-1.000* US0001M + 6.000%), 05/15/46	167,975	0.1
2,202,058	(5)	Freddie Mac 4596 CS, 4.623%, (-1.000* US0001M + 6.100%), 06/15/46	332,998	0.2
536,673	(5)	Freddie Mac REMIC Trust 4320 SD, 4.623%, (-1.000*US0001M + 6.100%), 07/15/39	79,985	0.0
422,235	(5)	Freddie Mac REMIC Trust 4326 GS, 4.573%, (-1.000*US0001M + 6.050%), 04/15/44	68,634	0.0
350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2 M3, 6.202%, (US0001M + 4.650%), 10/25/28	402,299	0.2

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
656,038	(5)	Ginnie Mae 2015-111 IM, 4.000%, 08/20/45	$105,001	0.1
555,079	(5)	Ginnie Mae 2015-119 SN, 4.749%, (-1.000* US0001M + 6.250%), 08/20/45	90,018	0.1
507,971	(5)	Ginnie Mae 2016-138 GI, 4.000%, 10/20/46	84,160	0.0
381,972	(5)	Ginnie Mae Series 2010-20 SE, 4.749%, (-1.000*US0001M + 6.250%), 02/20/40	61,573	0.0
228,985	(5)	Ginnie Mae Series 2010-31 SA, 4.249%, (-1.000*US0001M + 5.750%), 03/20/40	32,683	0.0
150,150	(5)	Ginnie Mae Series 2012-149 MS, 4.749%, (-1.000*US0001M + 6.250%), 12/20/42	24,287	0.0
84,662	(5)	Ginnie Mae Series 2013-134 DS, 4.599%, (-1.000*US0001M + 6.100%), 09/20/43	13,225	0.0
246,586	(5)	Ginnie Mae Series 2013-152 SG, 4.649%, (-1.000*US0001M + 6.150%), 06/20/43	38,702	0.0
556,275	(5)	Ginnie Mae Series 2013-181 SA, 4.599%, (-1.000*US0001M + 6.100%), 11/20/43	87,920	0.1
825,223	(5)	Ginnie Mae Series 2014-132 SL, 4.599%, (-1.000*US0001M + 6.100%), 10/20/43	112,494	0.1
403,996	(5)	Ginnie Mae Series 2014-133 BS, 4.099%, (-1.000*US0001M + 5.600%), 09/20/44	54,450	0.0
95,597	(5)	Ginnie Mae Series 2014-41 SA, 4.599%, (-1.000*US0001M + 6.100%), 03/20/44	15,233	0.0
872,734	(5)	Ginnie Mae Series 2015-110 MS, 4.209%, (-1.000*US0001M + 5.710%), 08/20/45	119,656	0.1
255,372	(5)	Ginnie Mae Series 2015-126 HS, 4.699%, (-1.000*US0001M + 6.200%), 09/20/45	39,715	0.0
261,193	(5)	Ginnie Mae Series 2015-159 HS, 4.699%, (-1.000*US0001M + 6.200%), 11/20/45	40,889	0.0
604,487	(5)	Ginnie Mae Series 2016-4 SM, 4.149%, (-1.000*US0001M + 5.650%), 01/20/46	83,235	0.0
250,000	(1)	Mortgage Repurchase Agreement Financing Trust Series 2017-1 A1, 2.282%, (US0001M + 0.850%), 07/10/19	250,030	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,550,000	(1)	Mortgage Repurchase Agreement Financing Trust Series 2017-2 A1, 1.779%, (US0001M + 0.550%), 08/12/19	$1,557,750	0.8
250,000	(1),(4)	Station Place Securitization Trust 2015-2 A, 2.522%, (US0001M + 1.050%), 05/15/18	250,000	0.1
695,169		WaMu Mortgage Pass-Through Certificates Series 2006-AR9 1A, 2.063%, (12MTA + 1.000%), 08/25/46	653,614	0.3
273,992		Other Securities	248,490	0.1
		Total Collateralized Mortgage Obligations (Cost $6,051,375)	6,146,535	2.9

MUNICIPAL BONDS: 1.0%
		California: 0.5%
750,000		Other Securities	1,088,757	0.5

		Illinois: 0.3%
640,000		Other Securities	664,817	0.3

		Minnesota: 0.1%
213,731		Northstar Education Finance, Inc., 1.414%, (US0003M + 0.100%), 04/28/30	212,433	0.1

		Puerto Rico: 0.1%
2,255,000	(3)	Other Securities	301,206	0.1
		Total Municipal Bonds (Cost $3,081,625)	2,267,213	1.0

STRUCTURED PRODUCTS: 0.8%
EGP 5,000,000	(6)	Citigroup Global Markets—Fully-Funded Total Return Swap, Receive the total return of the Arab Republic of Egypt Treasury Bill, 02/08/18	277,197	0.1
EGP12,550,000	(1),(6)	Citigroup Global Markets, Arab Republic of Egypt Treasury Bill Credit-Linked Notes, 05/03/18	664,713	0.3
EGP 5,000,000	(1),(6)	Citigroup Global Markets, Arab Republic of Egypt Treasury Bill Credit-Linked Notes, 05/10/18	264,038	0.2
EGP 5,000,000	(1),(6)	Citigroup Global Markets, Arab Republic of Egypt Treasury Bill Credit-Linked Notes, 11/01/18	245,188	0.1
EGP 5,000,000		Other Securities	273,737	0.1
		Total Structured Products (Cost $1,720,625)	1,724,873	0.8

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS(7): 25.5%
		Federal Home Loan Bank: 1.1%
900,000		2.625%, 09/12/25	$901,306	0.4
1,300,000		2.875%, 06/13/25	1,333,631	0.7
			2,234,937	1.1

		Federal Home Loan Mortgage Corporation: 1.1%(7)
1,329,653		3.500%, 04/01/43	1,372,546	0.6
977,101		3.500%–4.000%, 02/01/41–03/01/46	1,012,392	0.5
			2,384,938	1.1

		Federal National Mortgage Association: 13.6%(7)
1,400,000		1.875%, 09/24/26	1,320,882	0.6
1,000,000	(8)	3.000%, 01/18/47	1,000,078	0.4
1,000,000	(8)	3.500%, 06/25/42	1,026,797	0.5
2,000,000	(8)	4.000%, 08/25/40	2,091,634	1.0
2,000,000	(8)	4.500%, 01/25/39	2,128,125	1.0
15,999,400		4.500%, 01/01/48	17,036,236	7.9
4,418,587		3.500%–6.000%, 09/01/35–10/01/46	4,659,081	2.2
			29,262,833	13.6

		Government National Mortgage Association: 9.7%
2,000,000	(8)	4.000%, 09/20/40	2,085,000	0.9
2,856,705		4.000%, 10/20/43	3,010,960	1.4
1,343,397		4.000%, 09/20/45	1,408,514	0.6
2,196,009		4.000%, 10/20/45	2,302,455	1.1
964,403		4.000%, 02/20/46	1,012,258	0.5
4,128,707		4.000%, 03/20/46	4,341,451	2.0
2,000,001		4.000%, 05/20/47	2,087,222	1.0
2,870,553		4.000%, 06/20/47	2,996,616	1.4
1,586,210		4.000%, 07/20/45– 11/20/45	1,662,670	0.8
			20,907,146	9.7
		Total U.S. Government Agency Obligations (Cost $55,055,131)	54,789,854	25.5

U.S. TREASURY OBLIGATIONS: 14.4%
		Treasury Inflation Indexed Protected Securities: 0.8%
1,509,993		0.375%–2.500%, 01/15/26–02/15/47	1,617,068	0.8

		U.S. Treasury Bonds: 2.9%
3,790,000		2.875%, 11/15/46	3,884,363	1.8
2,160,000		3.000%, 11/15/45	2,266,452	1.1
			6,150,815	2.9

		U.S. Treasury Notes: 10.0%
3,110,000		2.125%, 11/30/24	3,068,859	1.4
5,390,000		2.000%, 11/15/26	5,215,597	2.4
11,830,000		2.125%, 07/31/24	11,688,642	5.4
1,600,000		2.250%, 12/31/24	1,591,172	0.8
			21,564,270	10.0

		U.S. Treasury STRIP: 0.7%
1,930,000	(5)	—%, 02/15/36	1,187,058	0.5
700,000	(5),(9)	—%, 08/15/36	424,268	0.2
			1,611,326	0.7
		Total U.S. Treasury Obligations (Cost $31,020,906)	30,943,479	14.4

ASSET-BACKED SECURITIES: 18.1%
		Other Asset-Backed Securities: 9.7%
250,000	(1)	B&M CLO 2014-1A A2, 3.309%, (US0003M + 1.950%), 04/16/26	$250,369	0.1
1,050,000	(1)	BlueMountain CLO 2014-2A AR, 2.293%, (US0003M + 0.930%), 07/20/26	1,052,873	0.5
1,000,000	(1)	Catamaran CLO 2013-1A AR Ltd., 2.363%, (US0003M + 0.850%), 01/27/28	1,000,000	0.5
1,300,000	(1)	Crown Point CLO III Ltd. 2015-3A A1AR, 2.269%, (US0003M + 0.910%), 12/31/27	1,300,225	0.6
1,050,000	(1)	Cutwater 2014-1A A1AR, 2.609%, (US0003M + 1.250%), 07/15/26	1,052,350	0.5
650,000	(1)	Greywolf CLO V Ltd. 2015-1A A1, 2.967%, (US0003M + 1.600%), 04/25/27	651,042	0.3
1,050,000	(1)	Halcyon Loan Advisors Funding 2015-2A A, 2.757%, (US0003M + 1.390%), 07/25/27	1,050,667	0.5
1,550,000	(1)	ICG US CLO 2014-1A A1R Ltd., 2.588%, (US0003M + 1.220%), 01/20/30	1,550,584	0.7
1,050,000	(1)	Neuberger Berman CLO XIX Ltd. 2015-19A A1R, 2.409%, (US0003M + 1.050%), 07/15/27	1,053,841	0.5
1,050,000	(1)	OCP CLO 2015-9A A1R Ltd., 2.159%, (US0003M + 0.800%), 07/15/27	1,050,494	0.5
983,746	(1)	OFSI Fund VI Ltd. 2014-6A A1, 2.389%, (US0003M + 1.030%), 03/20/25	983,358	0.5
2,000,000	(1)	OFSI Fund VII Ltd. 2014-7A AR, 2.254%, (US0003M + 0.900%), 10/18/26	2,001,756	0.9
2,150,000	(1)	Saranac CLO Ltd 2014-2A A1AR, 2.666%, (US0003M + 1.230%), 11/20/29	2,150,974	1.0
1,000,000		Soundview Home Loan Trust 2005-2 M6, 2.632%, (US0001M + 1.080%), 07/25/35	998,425	0.5
800,000	(1)	Trinitas CLO II Ltd. 2014-2A A1R, 2.539%, (US0003M + 1.180%), 07/15/26	801,571	0.4
1,000,000	(1)	Trinitas CLO Ltd. 2015-3A A2, 2.869%, (US0003M + 1.510%), 07/15/27	1,000,975	0.4

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
440,082		Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust A3, 1.782%, (US0001M + 0.230%), 04/25/37	$419,925	0.2
1,500,000	(1)	York CLO 1 Ltd. 2014-1A AR, 2.513%, (US0003M + 1.150%), 01/22/27	1,505,727	0.7
916,981	(1)	Z Capital Credit Partners CLO Ltd. 2015-1A A1, 2.689%, (US0003M + 1.330%), 07/16/27	917,439	0.4
			20,792,595	9.7

		Student Loan Asset-Backed Securities: 8.4%
1,150,000	(1)	Academic Loan Funding Trust 2012-1A A2, 2.428%, (US0001M + 1.100%), 12/27/44	1,150,530	0.5
199,274	(1)	Bank of America Student Loan Trust 2010-1A A, 2.167%, (US0003M + 0.800%), 02/25/43	200,347	0.1
788,529	(1)	ECMC Group Student Loan Trust 2016-1, 2.902%, (US0001M + 1.350%), 07/26/66	802,790	0.4
564,409	(1)	Edsouth Indenture No 9 LLC 2015-1 A, 2.352%, (US0001M + 0.800%), 10/25/56	566,451	0.3
1,100,000	(1)	EFS Volunteer No 2 LLC 2012-1 A2, 2.902%, (US0001M + 1.350%), 03/25/36	1,131,306	0.5
650,000	(1)	EFS Volunteer No 3 LLC 2012-1 A3, 2.552%, (US0001M + 1.000%), 04/25/33	650,909	0.3
600,000		Montana Higher Education Student Assistance Corp. 2012-1 A3, 2.333%, (US0001M + 1.050%), 07/20/43	610,132	0.3
1,674,230	(1)	Navient Student Loan Trust 2016-5A A, 2.802%, (US0001M + 1.250%), 06/25/65	1,712,214	0.8
839,437	(1)	Navient Student Loan Trust 2016-7 A, 2.702%, (US0001M + 1.150%), 03/25/66	860,054	0.4
1,050,000	(1)	Nelnet Student Loan Trust 2006-1 A6, 1.904%, (US0003M + 0.450%), 08/23/36	1,027,731	0.5
1,100,000	(1)	Nelnet Student Loan Trust 2006-2 A7, 1.947%, (US0003M + 0.580%), 01/25/37	1,082,636	0.5

ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: (continued)
860,544	(1)	Pennsylvania Higher Education Association Student Loan Trust 2016-1, 2.702%, (US0001M + 1.150%), 09/25/65	$875,826	0.4
282,166	(1)	Scholar Funding Trust 2010-A A, 2.128%, (US0003M + 0.750%), 10/28/41	280,359	0.1
616,046	(1)	SLM Student Loan Trust 2003-1 A5A, 1.699%, (US0003M + 0.110%), 12/15/32	596,096	0.3
810,686	(1)	SLM Student Loan Trust 2003-7A A5A, 2.789%, (US0003M + 1.200%), 12/15/33	822,342	0.4
550,000	(1)	SLM Student Loan Trust 2004-8A A6, 1.997%, (US0003M + 0.630%), 01/25/40	550,997	0.2
626,827		SLM Student Loan Trust 2005-4 A3, 1.487%, (US0003M + 0.120%), 01/25/27	624,220	0.3
250,000		SLM Student Loan Trust 2005-5 A5, 2.117%, (US0003M + 0.750%), 10/25/40	249,000	0.1
347,993		SLM Student Loan Trust 2007-1 A5, 1.457%, (US0003M + 0.090%), 01/26/26	348,173	0.1
750,000		SLM Student Loan Trust 2007-2 A4, 1.427%, (US0003M + 0.060%), 07/25/22	729,578	0.3
428,452		SLM Student Loan Trust 2007-7 A4, 1.697%, (US0003M + 0.330%), 01/25/22	423,369	0.2
155,281		SLM Student Loan Trust 2008-2 A3, 2.117%, (US0003M + 0.750%), 04/25/23	155,293	0.1
432,605		SLM Student Loan Trust 2008-4 A4, 3.017%, (US0003M + 1.650%), 07/25/22	443,844	0.2
1,174,302		SLM Student Loan Trust 2008-5 A4, 3.067%, (US0003M + 1.700%), 07/25/23	1,212,273	0.6
600,000		SLM Student Loan Trust 2008-6 A4, 2.467%, (US0003M + 1.100%), 07/25/23	608,489	0.3

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: (continued)
350,000		SLM Student Loan Trust 2008-8 A4, 2.867%, (US0003M + 1.500%), 04/25/23	$359,398	0.2
			18,074,357	8.4
		Total Asset-Backed Securities (Cost $38,350,493)	38,866,952	18.1

FOREIGN GOVERNMENT BONDS: 3.5%
40,000	(10)	Argentina Government International Bond, 2.500%, 12/31/38	29,506	0.0
420,000	(1),(11)	Argentine Republic Government International Bond, 7.125%, 06/28/2117	433,860	0.2
EUR 360,000		Argentine Republic Government International Bond, 2.260%–5.250%, 01/15/23–12/31/38	442,617	0.2
160,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/25	169,800	0.1
240,000	(1)	Indonesia Government International Bond, 3.850%, 07/18/27	246,611	0.1
EUR 100,000	(1)	Indonesia Government International Bond, 2.150%, 07/18/24	126,020	0.1
200,000	(1)	Indonesia Government International Bond, 3.700%, 01/08/22	205,753	0.1
260,000	(1)	Indonesia Government International Bond, 4.350%, 01/08/27	275,503	0.1
600,000		Indonesia Government International Bond, 4.125%–5.375%, 10/17/23–01/15/25	654,560	0.3
1,375,000		Israel Government AID Bond, 5.500%, 09/18/23	1,600,952	0.7
1,039,000		Israel Government AID Bond, 5.500%, 12/04/23	1,215,876	0.6
16,409,500	(3)	Other Securities	2,213,345	1.0
		Total Foreign Government Bonds (Cost $7,432,523)	7,614,403	3.5

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.1%
		Financials: 0.1%
9,690	(12)	Other Securities	213,785	0.1
		Total Preferred Stock (Cost $215,552)	213,785	0.1
		Total Long-Term Investments (Cost $207,653,826)	207,630,829	96.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.0%
	Securities Lending Collateral(13): 0.4%
816,854	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $816,980, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.500%, Market Value plus accrued interest $833,191, due 01/31/18–06/20/63) (Cost $816,854)	$816,854	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 6.6%
14,194,216	(14)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $14,194,216)	14,194,216	6.6
		Total Short-Term Investments (Cost $15,011,070)	15,011,070	7.0
		Total Investments in Securities (Cost $222,664,896)	$222,641,899	103.6
		Liabilities in Excess of Other Assets	(7,690,122)	(3.6)
		Net Assets	$214,951,777	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	The grouping contains securities on loan.
(3)	The grouping contains securities in default.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2017.
(7)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(8)	Settlement is on a when-issued or delayed-delivery basis.
(9)	Separate Trading of Registered Interest and Principal of Securities

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

(10)	Defaulted security
(11)	Security, or a portion of the security, is on loan.
(12)	The grouping contains non-income producing securities.
(13)	Represents securities purchased with cash collateral received for securities on loan.
(14)	Rate shown is the 7-day yield as of December 31, 2017.

BRL	Brazilian Real
EGP	Egyptian Pound
EUR	EU Euro
MXN	Mexican Peso
ZAR	South African Rand

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
EUR003M	3-month EURIBOR
US0001M	1-month LIBOR
US0003M	3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Preferred Stock	$—	$213,785	$—	$213,785
Corporate Bonds/Notes	—	65,063,735	—	65,063,735
Collateralized Mortgage Obligations	—	5,431,341	715,194	6,146,535
Municipal Bonds	—	2,267,213	—	2,267,213
Structured Products	—	1,724,873	—	1,724,873
U.S. Treasury Obligations	—	30,943,479	—	30,943,479
Asset-Backed Securities	—	38,866,952	—	38,866,952
Foreign Government Bonds	—	7,614,403	—	7,614,403
U.S. Government Agency Obligations	—	54,789,854	—	54,789,854
Short-Term Investments	14,194,216	816,854	—	15,011,070
Total Investments, at fair value	$14,194,216	$207,732,489	$715,194	$222,641,899
Other Financial Instruments+
Centrally Cleared Swaps	—	327,191	—	327,191
Forward Foreign Currency Contracts	—	1,771,386	—	1,771,386
Futures	86,988	—	—	86,988
Total Assets	$14,281,204	$209,831,066	$715,194	$224,827,464
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(840,980)	$—	$(840,980)
Forward Foreign Currency Contracts	—	(1,296,378)	—	(1,296,378)
Futures	(49,446)	—	—	(49,446)
OTC Swaps	—	(172,475)	—	(172,475)
Sales Commitments	—	(2,054,011)	—	(2,054,011)
Total Liabilities	$(49,446)	$(4,363,844)	$—	$(4,413,290)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following forward foreign currency contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 64,803	ARS 1,198,855	Bank of America N.A.	01/02/18	$435
CNY 858,051	USD 129,791	Bank of America N.A.	01/12/18	1,879
CLP 124,464,782	USD 190,000	Bank of America N.A.	01/16/18	12,250
USD 130,049	TWD 3,894,320	Bank of America N.A.	01/23/18	(1,493)
ARS 1,297,745	USD 70,722	Bank of America N.A.	01/29/18	(2,136)
USD 369,749	BRL 1,222,776	Bank of America N.A.	02/02/18	2,519
BRL 646,739	USD 194,650	Bank of America N.A.	02/02/18	(418)
BRL 878,610	USD 267,008	Bank of America N.A.	02/02/18	(3,139)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL 645,495	USD 192,147	Bank of America N.A.	02/02/18	$1,711
CNY 1,443,660	USD 220,997	Bank of America N.A.	02/05/18	155
ARS 1,198,855	USD 62,440	Bank of America N.A.	03/15/18	(516)
USD 189,910	NZD 267,021	Bank of America N.A.	03/21/18	857
NZD 277,000	USD 189,199	Bank of America N.A.	03/21/18	6,920
USD 92,146	GBP 68,051	Bank of America N.A.	03/21/18	27
CAD 127,393	USD 99,391	Bank of America N.A.	03/21/18	2,060
EUR 331,049	USD 392,865	Bank of America N.A.	03/21/18	6,224
EUR 159,062	USD 189,752	Bank of America N.A.	03/21/18	2,002
PLN 185,097	EUR 43,685	Bank of America N.A.	03/21/18	526
USD 379,477	AUD 487,082	Bank of America N.A.	03/21/18	(517)
NOK 1,666,310	EUR 168,134	Bank of America N.A.	03/21/18	700
USD 1,187,047	EUR 999,581	Bank of America N.A.	03/21/18	(17,977)
CHF 186,629	EUR 159,672	Bank of America N.A.	03/21/18	120
MXN 2,238,686	USD 112,967	Bank of America N.A.	03/21/18	(701)
CZK 8,169,600	EUR 320,000	Bank of America N.A.	03/21/18	(617)
USD 188,965	MXN 3,703,279	Bank of America N.A.	03/21/18	3,252
HUF 51,415,440	EUR 164,045	Bank of America N.A.	03/21/18	1,549
NOK 1,449,149	EUR 145,769	Bank of America N.A.	03/21/18	1,154
USD 189,000	MXN 3,692,134	Bank of America N.A.	03/21/18	3,845
SEK 27,043,082	EUR 2,730,328	Bank of America N.A.	03/21/18	20,986
MXN 1,404,751	USD 70,969	Bank of America N.A.	03/21/18	(522)
USD 98,074	EUR 82,291	Bank of America N.A.	03/21/18	(1,130)
GBP 67,722	USD 91,055	Bank of America N.A.	03/21/18	618
NOK 716,446	EUR 72,378	Bank of America N.A.	03/21/18	196
EUR 161,000	GBP 142,370	Bank of America N.A.	03/21/18	1,368
CHF 200,743	EUR 171,893	Bank of America N.A.	03/21/18	(47)
USD 378,929	MXN 7,531,777	Bank of America N.A.	03/21/18	1,222
USD 207,915	AUD 266,207	Bank of America N.A.	03/21/18	236
SGD 174,634	USD 129,791	Bank of America N.A.	03/21/18	939
USD 879,235	CAD 1,111,889	Bank of America N.A.	03/21/18	(6,232)
HUF 50,596,021	EUR 161,000	Bank of America N.A.	03/21/18	2,043
USD 76,668	CAD 96,838	Bank of America N.A.	03/21/18	(450)
CHF 374,334	EUR 321,000	Bank of America N.A.	03/21/18	(647)
CAD 99,350	USD 77,606	Bank of America N.A.	03/21/18	1,512
MXN 3,675,950	USD 189,967	Bank of America N.A.	03/21/18	(5,623)
USD 188,000	CNH 1,250,636	Bank of America N.A.	03/21/18	(3,172)
EUR 161,000	GBP 140,559	Bank of America N.A.	03/21/18	3,819
CAD 249,417	USD 196,869	Bank of America N.A.	03/21/18	1,757
CHF 189,184	EUR 162,000	Bank of America N.A.	03/21/18	(51)
EUR 161,000	GBP 140,708	Bank of America N.A.	03/21/18	3,617
EUR 162,000	NZD 279,985	Bank of America N.A.	03/21/18	(2,937)
MXN 3,649,382	USD 190,000	Bank of America N.A.	03/21/18	(6,989)
GBP 143,490	EUR 163,520	Bank of America N.A.	03/21/18	(2,890)
CAD 243,779	USD 190,000	Bank of America N.A.	03/21/18	4,137
EUR 162,883	GBP 143,965	Bank of America N.A.	03/21/18	1,479
NOK 1,587,869	EUR 162,000	Bank of America N.A.	03/21/18	(1,481)
CAD 244,353	USD 190,000	Bank of America N.A.	03/21/18	4,593
USD 113,931	AUD 151,000	Bank of America N.A.	03/21/18	(3,871)
CAD 243,696	USD 190,000	Bank of America N.A.	03/21/18	4,070
CZK 3,426,474	EUR 134,151	Bank of America N.A.	03/21/18	(183)
USD 70,280	MXN 1,365,591	Bank of America N.A.	03/21/18	1,798
CAD 244,193	USD 190,000	Bank of America N.A.	03/21/18	4,466
JPY 42,576,294	USD 378,000	Bank of America N.A.	03/22/18	1,413
ARS 1,996,400	USD 106,874	Bank of America N.A.	03/22/18	(4,113)
JPY 21,374,790	USD 191,000	Bank of America N.A.	03/22/18	(521)
USD 570,000	JPY 63,797,478	Bank of America N.A.	03/22/18	1,477
JPY 21,420,030	USD 190,000	Bank of America N.A.	03/22/18	882
USD 190,000	ZAR 2,629,019	Bank of America N.A.	03/22/18	(20,005)
USD 761,000	JPY 84,789,859	Bank of America N.A.	03/22/18	5,406
JPY 18,925,711	USD 169,406	Bank of America N.A.	03/22/18	(752)
USD 190,000	JPY 21,403,918	Bank of America N.A.	03/22/18	(738)
USD 189,057	ZAR 2,389,115	Bank of America N.A.	03/22/18	(1,784)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 21,301,561	USD 191,000	Bank of America N.A.	03/22/18	$(1,174)
USD 190,756	JPY 21,392,568	Bank of America N.A.	03/22/18	119
JPY 25,578,864	USD 228,000	Bank of America N.A.	03/22/18	(57)
USD 189,073	ZAR 2,377,552	Bank of America N.A.	03/22/18	(845)
JPY 21,376,214	EUR 159,000	Bank of America N.A.	03/22/18	(1,201)
JPY 21,345,816	USD 191,000	Bank of America N.A.	03/22/18	(780)
ARS 2,004,961	USD 106,083	Bank of America N.A.	03/27/18	(3,139)
USD 150,962	PHP 7,542,045	Barclays Bank PLC	01/03/18	(118)
CLP 127,656,926	USD 195,613	Barclays Bank PLC	01/05/18	11,824
INR 66,441,351	USD 1,030,210	Barclays Bank PLC	01/08/18	10,229
INR 12,354,262	USD 191,000	Barclays Bank PLC	01/08/18	2,462
IDR 5,239,185,281	USD 382,925	Barclays Bank PLC	01/12/18	3,381
USD 130,049	CNY 862,551	Barclays Bank PLC	01/12/18	(2,312)
CNY 5,312,812	USD 800,906	Barclays Bank PLC	01/12/18	14,360
IDR 3,990,620,579	USD 293,903	Barclays Bank PLC	01/12/18	341
CNY 756,479	USD 114,940	Barclays Bank PLC	01/12/18	1,144
USD 898,926	GBP 683,492	Barclays Bank PLC	01/19/18	(24,447)
GBP 730,000	USD 960,094	Barclays Bank PLC	01/19/18	26,110
USD 189,915	CLP 116,816,452	Barclays Bank PLC	01/22/18	93
INR 65,097,522	USD 990,845	Barclays Bank PLC	01/25/18	27,128
TWD 3,430,964	USD 114,940	Barclays Bank PLC	01/26/18	1,036
USD 408,203	BRL 1,319,556	Barclays Bank PLC	02/02/18	11,907
USD 480,582	TWD 14,246,841	Barclays Bank PLC	02/02/18	(1,752)
USD 125,517	BRL 418,346	Barclays Bank PLC	02/02/18	(123)
BRL 1,335,465	USD 398,311	Barclays Bank PLC	02/02/18	2,762
USD 188,580	PHP 9,761,850	Barclays Bank PLC	02/09/18	(6,790)
RUB 11,168,471	USD 188,998	Barclays Bank PLC	02/12/18	3,272
INR 5,607,422	USD 86,017	Barclays Bank PLC	02/15/18	1,492
USD 185,273	PHP 9,456,327	Barclays Bank PLC	02/22/18	(3,884)
PHP 7,542,045	USD 150,901	Barclays Bank PLC	02/22/18	(36)
USD 1,677,664	TWD 50,413,804	Barclays Bank PLC	02/22/18	(32,209)
GBP 141,000	USD 187,254	Barclays Bank PLC	03/21/18	3,614
USD 76,085	NZD 110,000	Barclays Bank PLC	03/21/18	(1,797)
USD 114,000	TRY 450,658	Barclays Bank PLC	03/21/18	(2,182)
CHF 373,644	EUR 319,000	Barclays Bank PLC	03/21/18	1,052
USD 156,096	TRY 615,664	Barclays Bank PLC	03/21/18	(2,626)
USD 191,177	AUD 245,062	Barclays Bank PLC	03/21/18	(6)
USD 387,765	CHF 379,808	Barclays Bank PLC	03/21/18	(4,213)
CAD 244,591	USD 191,000	Barclays Bank PLC	03/21/18	3,783
USD 130,049	SGD 175,707	Barclays Bank PLC	03/21/18	(1,484)
USD 152,998	TRY 611,910	Barclays Bank PLC	03/21/18	(4,756)
EUR 36,108	HUF 11,241,023	Barclays Bank PLC	03/21/18	(46)
EUR 213,097	HUF 66,385,577	Barclays Bank PLC	03/21/18	(447)
USD 152,000	TRY 601,218	Barclays Bank PLC	03/21/18	(2,998)
GBP 289,088	EUR 328,898	Barclays Bank PLC	03/21/18	(5,166)
JPY 42,596,051	USD 378,040	Barclays Bank PLC	03/22/18	1,549
USD 379,020	JPY 42,497,701	Barclays Bank PLC	03/22/18	307
ZAR 21,440,277	USD 1,541,003	Barclays Bank PLC	03/22/18	171,636
ZAR 2,626,745	USD 191,000	Barclays Bank PLC	03/22/18	18,823
ZAR 2,454,749	USD 190,000	Barclays Bank PLC	03/22/18	6,084
ZAR 2,472,489	USD 190,000	Barclays Bank PLC	03/22/18	7,501
ZAR 2,430,436	USD 190,000	Barclays Bank PLC	03/22/18	4,142
USD 568,000	HKD 4,405,522	Barclays Bank PLC	09/19/18	1,609
USD 379,000	HKD 2,939,885	Barclays Bank PLC	09/19/18	1,037
ARS 1,198,855	USD 67,541	Citibank N.A.	01/02/18	(3,173)
TWD 2,063,130	USD 69,001	Citibank N.A.	01/02/18	328
EUR 1,126,407	CZK 28,892,338	Citibank N.A.	01/03/18	(5,317)
PHP 4,264,680	USD 84,000	Citibank N.A.	01/05/18	1,425
CLP 49,210,000	USD 76,000	Citibank N.A.	01/05/18	3,964
ARS 4,386,255	USD 238,383	Citibank N.A.	01/08/18	(3,700)
PHP 3,853,200	USD 76,000	Citibank N.A.	01/08/18	1,178
INR 23,830,071	USD 359,580	Citibank N.A.	01/12/18	13,465
IDR 5,220,312,640	USD 381,658	Citibank N.A.	01/12/18	3,257

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW 209,824,110	USD 192,217	Citibank N.A.	01/16/18	$4,101
KRW 207,290,000	USD 190,000	Citibank N.A.	01/16/18	3,947
KRW 1,303,868,151	USD 1,200,195	Citibank N.A.	01/16/18	19,745
USD 873,279	ZAR 12,649,978	Citibank N.A.	01/18/18	(146,423)
USD 272,498	CLP 168,894,081	Citibank N.A.	01/22/18	(1,948)
USD 188,940	CLP 116,575,715	Citibank N.A.	01/22/18	(491)
USD 704,666	TWD 21,097,691	Citibank N.A.	01/23/18	(7,969)
TWD 6,325,703	USD 209,856	Citibank N.A.	01/23/18	3,812
INR 11,978,960	USD 186,472	Citibank N.A.	01/25/18	851
INR 12,551,130	USD 195,416	Citibank N.A.	01/25/18	854
INR 8,345,588	USD 129,791	Citibank N.A.	01/25/18	714
KRW 123,213,458	USD 113,886	Citibank N.A.	01/26/18	1,531
PHP 19,026,182	USD 368,760	Citibank N.A.	01/26/18	12,190
ARS 1,214,514	USD 67,492	Citibank N.A.	01/29/18	(3,305)
ARS 217,239	USD 11,636	Citibank N.A.	01/31/18	(168)
ARS 1,654,244	USD 88,757	Citibank N.A.	01/31/18	(1,433)
ARS 1,648,898	USD 88,508	Citibank N.A.	02/01/18	(1,518)
IDR 5,141,893,000	USD 379,000	Citibank N.A.	02/02/18	395
KRW 235,584,130	USD 220,874	Citibank N.A.	02/05/18	(32)
USD 191,347	PHP 9,730,945	Citibank N.A.	02/09/18	(3,405)
ARS 4,878,517	USD 260,049	Citibank N.A.	02/09/18	(3,709)
USD 271,228	RUB 15,910,497	Citibank N.A.	02/12/18	(2,677)
RUB 6,769,344	USD 114,940	Citibank N.A.	02/12/18	1,597
RUB 12,764,761	USD 220,997	Citibank N.A.	02/12/18	(1,246)
RUB 7,655,227	USD 129,791	Citibank N.A.	02/12/18	1,996
INR 32,713,174	USD 507,063	Citibank N.A.	02/15/18	3,457
ARS 2,321,324	USD 123,738	Citibank N.A.	02/15/18	(2,134)
ARS 1,673,028	USD 89,779	Citibank N.A.	02/20/18	(2,358)
INR 46,778,235	USD 725,750	Citibank N.A.	02/26/18	3,433
ARS 3,492,713	USD 188,714	Citibank N.A.	02/27/18	(6,857)
ARS 10,001,000	USD 538,644	Citibank N.A.	02/27/18	(17,916)
ARS 1,276,610	USD 69,193	Citibank N.A.	02/27/18	(2,723)
USD 888,145	TWD 26,528,881	Citibank N.A.	03/08/18	(12,846)
USD 151,666	SEK 1,261,408	Citibank N.A.	03/21/18	(2,842)
USD 92,540	SEK 769,929	Citibank N.A.	03/21/18	(1,768)
USD 76,605	EUR 64,325	Citibank N.A.	03/21/18	(940)
CZK 28,892,338	EUR 1,126,407	Citibank N.A.	03/21/18	4,201
NOK 5,006,491	EUR 513,349	Citibank N.A.	03/21/18	(7,766)
SEK 1,544,893	USD 184,641	Citibank N.A.	03/21/18	4,591
TRY 1,278,070	USD 311,785	Citibank N.A.	03/21/18	17,709
USD 609,000	MXN 11,563,022	Citibank N.A.	03/21/18	29,132
USD 85,192	CHF 83,074	Citibank N.A.	03/21/18	(544)
CHF 185,887	EUR 159,000	Citibank N.A.	03/21/18	164
USD 191,378	EUR 159,925	Citibank N.A.	03/21/18	(1,417)
AUD 189,604	USD 143,338	Citibank N.A.	03/21/18	4,581
USD 191,104	EUR 159,925	Citibank N.A.	03/21/18	(1,690)
USD 68,754	TRY 271,441	Citibank N.A.	03/21/18	(1,226)
EUR 159,070	NOK 1,567,924	Citibank N.A.	03/21/18	383
EUR 163,258	GBP 143,986	Citibank N.A.	03/21/18	1,903
USD 189,383	NZD 266,973	Citibank N.A.	03/21/18	363
GBP 57,017	USD 76,568	Citibank N.A.	03/21/18	615
USD 69,097	TRY 278,483	Citibank N.A.	03/21/18	(2,697)
EUR 51,384	SEK 507,968	Citibank N.A.	03/21/18	(275)
CNH 2,429,391	USD 365,366	Citibank N.A.	03/21/18	5,990
USD 190,000	MXN 3,704,164	Citibank N.A.	03/21/18	4,242
USD 189,980	CAD 237,997	Citibank N.A.	03/21/18	448
SEK 4,802,060	EUR 484,000	Citibank N.A.	03/21/18	4,723
PLN 2,752,214	EUR 650,073	Citibank N.A.	03/21/18	7,198
JPY 44,876,000	USD 400,000	Citibank N.A.	03/22/18	(93)
USD 228,000	ZAR 3,168,288	Citibank N.A.	03/22/18	(25,081)
USD 152,000	ZAR 2,082,301	Citibank N.A.	03/22/18	(14,333)
JPY 2,095,349	USD 18,794	Citibank N.A.	03/22/18	(122)
JPY 22,220,859	EUR 166,170	Citibank N.A.	03/22/18	(2,318)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 19,677,186	USD 174,943	Citibank N.A.	03/22/18	$407
USD 150,000	ZAR 2,079,525	Citibank N.A.	03/22/18	(16,112)
USD 188,000	JPY 20,822,880	Citibank N.A.	03/22/18	2,440
USD 605,000	HKD 4,679,675	Citibank N.A.	03/27/18	5,034
USD 735,163	HKD 5,685,787	Citibank N.A.	03/27/18	6,206
BRL 557,000	USD 169,747	Credit Suisse International	01/03/18	(1,850)
USD 646,305	AUD 856,545	Credit Suisse International	01/16/18	(22,022)
AUD 937,916	USD 707,704	Credit Suisse International	01/16/18	24,114
USD 380,171	CLP 236,249,428	Credit Suisse International	01/22/18	(3,725)
USD 380,441	NZD 552,000	Credit Suisse International	03/21/18	(10,381)
USD 781,774	AUD 1,024,420	Credit Suisse International	03/21/18	(17,422)
EUR 161,000	GBP 141,448	Credit Suisse International	03/21/18	2,616
EUR 161,000	USD 192,207	Credit Suisse International	03/21/18	1,884
NOK 1,274,319	EUR 130,219	Credit Suisse International	03/21/18	(1,439)
USD 380,318	AUD 504,000	Credit Suisse International	03/21/18	(12,874)
USD 191,359	AUD 250,000	Credit Suisse International	03/21/18	(3,677)
NOK 1,523,877	EUR 155,564	Credit Suisse International	03/21/18	(1,533)
AUD 494,000	NZD 542,427	Credit Suisse International	03/21/18	1,347
AUD 1,898,699	USD 1,442,157	Credit Suisse International	03/21/18	39,103
GBP 156,847	EUR 176,639	Credit Suisse International	03/21/18	(625)
USD 122,202	AUD 158,517	Credit Suisse International	03/21/18	(1,464)
AUD 101,289	USD 76,605	Credit Suisse International	03/21/18	2,415
NOK 3,189,651	EUR 322,000	Credit Suisse International	03/21/18	1,148
USD 190,000	CAD 243,988	Credit Suisse International	03/21/18	(4,303)
USD 135,794	GBP 100,949	Credit Suisse International	03/21/18	(858)
USD 105,723	EUR 88,282	Credit Suisse International	03/21/18	(704)
EUR 160,000	GBP 141,593	Credit Suisse International	03/21/18	1,215
USD 91,689	NZD 130,987	Credit Suisse International	03/21/18	(1,051)
EUR 159,000	GBP 140,709	Credit Suisse International	03/21/18	1,205
NZD 6,969,141	USD 4,800,344	Credit Suisse International	03/21/18	133,889
NZD 549,000	USD 382,551	Credit Suisse International	03/21/18	6,147
USD 76,540	AUD 99,773	Credit Suisse International	03/21/18	(1,298)
EUR 169,300	CHF 197,204	Credit Suisse International	03/21/18	574
USD 107,109	CAD 135,868	Credit Suisse International	03/21/18	(1,092)
CAD 222,784	USD 173,736	Credit Suisse International	03/21/18	3,680
NZD 274,000	USD 191,185	Credit Suisse International	03/21/18	2,810
GBP 37,987	EUR 42,847	Credit Suisse International	03/21/18	(232)
USD 190,000	JPY 21,301,660	Credit Suisse International	03/22/18	173
JPY 21,459,805	USD 191,000	Credit Suisse International	03/22/18	236
USD 191,000	JPY 21,362,968	Credit Suisse International	03/22/18	627
JPY 21,394,101	USD 191,000	Credit Suisse International	03/22/18	(349)
JPY 20,915,438	USD 186,302	Credit Suisse International	03/22/18	83
USD 190,000	JPY 21,474,940	Credit Suisse International	03/22/18	(1,371)
USD 3,720,940	JPY 420,075,524	Credit Suisse International	03/22/18	(22,507)
USD 113,754	TWD 3,408,080	Deutsche Bank AG	01/02/18	(770)
TWD 1,344,950	USD 44,922	Deutsche Bank AG	01/02/18	274
USD 796,147	CLP 489,550,564	Deutsche Bank AG	01/05/18	647
USD 217,489	INR 14,029,108	Deutsche Bank AG	01/08/18	(2,200)
INR 14,343,376	USD 221,879	Deutsche Bank AG	01/08/18	2,731
IDR 14,140,472,953	USD 1,039,473	Deutsche Bank AG	01/11/18	3,118
USD 137,819	CNY 914,156	Deutsche Bank AG	01/12/18	(2,460)
AUD 856,974	USD 655,971	Deutsche Bank AG	01/16/18	12,691
PEN 2,463,648	USD 760,338	Deutsche Bank AG	01/16/18	(1,031)
USD 775,741	KRW 847,031,186	Deutsche Bank AG	01/16/18	(16,769)
USD 676,658	AUD 884,000	Deutsche Bank AG	01/16/18	(13,091)
USD 129,872	KRW 141,807,655	Deutsche Bank AG	01/16/18	(2,807)
IDR 3,391,380,000	USD 250,286	Deutsche Bank AG	01/16/18	(189)
CLP 118,943,506	USD 182,726	Deutsche Bank AG	01/16/18	10,553
IDR 1,036,108,000	USD 76,000	Deutsche Bank AG	01/16/18	408
IDR 1,791,638,368	USD 131,690	Deutsche Bank AG	01/19/18	451
THB 6,274,275	USD 190,000	Deutsche Bank AG	01/19/18	2,618
USD 72,764	PEN 239,230	Deutsche Bank AG	01/19/18	(958)
CLP 489,550,564	USD 796,328	Deutsche Bank AG	01/22/18	(828)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 190,005	KRW 205,889,992	Deutsche Bank AG	01/22/18	$(2,767)
KRW 140,628,993	USD 129,791	Deutsche Bank AG	01/22/18	1,878
USD 189,966	CLP 116,734,211	Deutsche Bank AG	01/22/18	278
USD 1,008,448	TWD 30,313,956	Deutsche Bank AG	01/23/18	(15,492)
USD 190,000	TWD 5,724,700	Deutsche Bank AG	01/23/18	(3,368)
USD 378,254	PHP 19,026,182	Deutsche Bank AG	01/26/18	(2,696)
ARS 3,537,288	USD 188,958	Deutsche Bank AG	01/31/18	(2,232)
BRL 1,166,452	USD 359,328	Deutsche Bank AG	02/02/18	(9,014)
INR 14,155,934	USD 220,997	Deutsche Bank AG	02/02/18	219
BRL 622,915	USD 190,000	Deutsche Bank AG	02/02/18	(2,923)
USD 379,000	KRW 405,408,910	Deutsche Bank AG	02/02/18	(1,028)
ARS 3,602,340	USD 189,000	Deutsche Bank AG	02/02/18	952
USD 191,000	BRL 636,412	Deutsche Bank AG	02/02/18	(130)
USD 189,951	CLP 116,784,485	Deutsche Bank AG	02/05/18	191
INR 12,329,100	USD 186,381	Deutsche Bank AG	02/15/18	6,026
IDR 11,941,357,759	USD 871,123	Deutsche Bank AG	02/20/18	8,919
IDR 4,960,340,379	USD 363,382	Deutsche Bank AG	02/20/18	2,181
USD 89,383	PHP 4,520,110	Deutsche Bank AG	02/22/18	(1,033)
INR 13,971,821	USD 217,038	Deutsche Bank AG	02/26/18	756
ARS 2,153,882	USD 115,058	Deutsche Bank AG	02/27/18	(2,910)
USD 189,820	TWD 5,667,260	Deutsche Bank AG	03/08/18	(2,655)
USD 77,889	AUD 101,907	Deutsche Bank AG	03/21/18	(1,613)
CHF 188,198	EUR 161,000	Deutsche Bank AG	03/21/18	137
EUR 159,972	HUF 49,823,279	Deutsche Bank AG	03/21/18	(287)
SGD 154,457	USD 114,940	Deutsche Bank AG	03/21/18	685
PLN 7,046,500	EUR 1,665,131	Deutsche Bank AG	03/21/18	17,528
USD 189,945	TRY 749,575	Deutsche Bank AG	03/21/18	(3,300)
USD 75,989	TRY 298,828	Deutsche Bank AG	03/21/18	(1,050)
NZD 282,708	USD 197,713	Deutsche Bank AG	03/21/18	2,447
CHF 214,712	EUR 183,159	Deutsche Bank AG	03/21/18	788
SGD 295,119	USD 220,997	Deutsche Bank AG	03/21/18	(72)
USD 191,000	CAD 243,245	Deutsche Bank AG	03/21/18	(2,711)
EUR 326,902	GBP 289,125	Deutsche Bank AG	03/21/18	2,709
EUR 158,000	GBP 139,969	Deutsche Bank AG	03/21/18	1,002
USD 190,000	CNH 1,266,673	Deutsche Bank AG	03/21/18	(3,623)
USD 191,455	NZD 273,000	Deutsche Bank AG	03/21/18	(1,832)
EUR 158,000	PLN 668,406	Deutsche Bank AG	03/21/18	(1,600)
PHP 19,026,182	USD 377,129	Deutsche Bank AG	03/22/18	2,933
ZAR 2,625,734	USD 191,000	Deutsche Bank AG	03/22/18	18,742
JPY 42,982,896	USD 381,000	Deutsche Bank AG	03/22/18	2,036
USD 764,629	JPY 85,307,378	Deutsche Bank AG	03/22/18	4,424
USD 190,000	JPY 21,379,218	Deutsche Bank AG	03/22/18	(518)
JPY 21,563,127	EUR 160,009	Deutsche Bank AG	03/22/18	(752)
EUR 349,708	JPY 46,791,563	Deutsche Bank AG	03/22/18	4,635
USD 189,947	JPY 21,307,682	Deutsche Bank AG	03/22/18	66
USD 3,725,312	JPY 420,075,525	Deutsche Bank AG	03/22/18	(18,135)
USD 402,000	HKD 3,112,686	Deutsche Bank AG	03/27/18	2,932
USD 269,280	HKD 2,083,042	Deutsche Bank AG	03/27/18	2,220
USD 822,481	HKD 6,396,108	Deutsche Bank AG	03/27/18	2,456
HKD 5,957,208	USD 765,000	Deutsche Bank AG	03/27/18	(1,245)
CZK 5,004,184	EUR 188,000	JPMorgan Chase Bank N.A.	01/03/18	9,434
BRL 1,252,976	USD 378,200	JPMorgan Chase Bank N.A.	01/03/18	(514)
CZK 13,455,540	EUR 504,000	JPMorgan Chase Bank N.A.	01/03/18	27,174
USD 168,227	BRL 557,000	JPMorgan Chase Bank N.A.	01/03/18	330
PHP 7,542,045	USD 150,000	JPMorgan Chase Bank N.A.	01/03/18	1,080
CZK 5,283,374	EUR 197,990	JPMorgan Chase Bank N.A.	01/03/18	10,559
CZK 5,149,240	EUR 193,000	JPMorgan Chase Bank N.A.	01/03/18	10,247
USD 200,476	CLP 123,653,400	JPMorgan Chase Bank N.A.	01/04/18	(456)
INR 2,280,916	USD 35,172	JPMorgan Chase Bank N.A.	01/05/18	555
PHP 1,679,458	USD 33,073	JPMorgan Chase Bank N.A.	01/08/18	566
PHP 5,794,780	USD 114,000	JPMorgan Chase Bank N.A.	01/08/18	2,067
ARS 1,224,355	USD 66,936	JPMorgan Chase Bank N.A.	01/08/18	(1,427)
IDR 2,592,825,000	USD 191,000	JPMorgan Chase Bank N.A.	01/11/18	172

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 346,724	JPY 39,292,743	JPMorgan Chase Bank N.A.	01/12/18	$(2,179)
JPY 62,549,999	USD 551,948	JPMorgan Chase Bank N.A.	01/12/18	3,468
USD 303,961	PEN 1,002,755	JPMorgan Chase Bank N.A.	01/16/18	(5,093)
USD 115,163	NZD 167,097	JPMorgan Chase Bank N.A.	01/17/18	(3,234)
ARS 5,370,873	USD 293,466	JPMorgan Chase Bank N.A.	01/22/18	(8,444)
CLP 123,653,400	USD 200,534	JPMorgan Chase Bank N.A.	01/22/18	398
USD 35,025	CLP 21,692,876	JPMorgan Chase Bank N.A.	01/22/18	(225)
USD 137,819	TWD 4,123,555	JPMorgan Chase Bank N.A.	01/23/18	(1,465)
INR 7,381,228	USD 114,940	JPMorgan Chase Bank N.A.	01/25/18	485
ARS 2,447,405	USD 131,687	JPMorgan Chase Bank N.A.	02/01/18	(2,571)
USD 508,903	BRL 1,652,000	JPMorgan Chase Bank N.A.	02/02/18	12,766
BRL 10,143,963	USD 3,139,914	JPMorgan Chase Bank N.A.	02/02/18	(93,431)
USD 376,795	BRL 1,252,976	JPMorgan Chase Bank N.A.	02/02/18	496
USD 195,659	INR 12,678,713	JPMorgan Chase Bank N.A.	02/02/18	(2,472)
INR 30,133,668	USD 460,689	JPMorgan Chase Bank N.A.	02/02/18	10,211
BRL 557,000	USD 167,584	JPMorgan Chase Bank N.A.	02/02/18	(303)
INR 12,194,677	USD 190,007	JPMorgan Chase Bank N.A.	02/02/18	559
USD 1,475,868	TWD 44,376,395	JPMorgan Chase Bank N.A.	02/08/18	(27,332)
RUB 101,423,012	USD 1,709,905	JPMorgan Chase Bank N.A.	02/12/18	36,134
INR 24,633,561	USD 378,978	JPMorgan Chase Bank N.A.	02/15/18	5,452
IDR 2,563,785,000	USD 188,472	JPMorgan Chase Bank N.A.	02/20/18	471
ARS 3,083,612	USD 164,983	JPMorgan Chase Bank N.A.	02/21/18	(3,936)
ARS 3,024,869	USD 165,122	JPMorgan Chase Bank N.A.	02/28/18	(7,705)
TWD 7,013,823	USD 235,482	JPMorgan Chase Bank N.A.	03/08/18	2,726
ARS 6,896,347	USD 374,344	JPMorgan Chase Bank N.A.	03/14/18	(17,949)
ARS 10,813,681	USD 588,020	JPMorgan Chase Bank N.A.	03/15/18	(29,461)
ARS 1,661,645	USD 88,654	JPMorgan Chase Bank N.A.	03/15/18	(2,825)
EUR 158,996	SEK 1,565,286	JPMorgan Chase Bank N.A.	03/21/18	(56)
HUF 50,644,965	EUR 161,000	JPMorgan Chase Bank N.A.	03/21/18	2,233
NOK 28,856,898	EUR 2,947,553	JPMorgan Chase Bank N.A.	03/21/18	(31,090)
EUR 161,000	GBP 140,811	JPMorgan Chase Bank N.A.	03/21/18	3,479
HUF 670,687,697	EUR 2,155,409	JPMorgan Chase Bank N.A.	03/21/18	1,487
PLN 6,996,000	EUR 1,653,568	JPMorgan Chase Bank N.A.	03/21/18	16,954
USD 122,531	GBP 90,719	JPMorgan Chase Bank N.A.	03/21/18	(272)
HUF 50,342,253	EUR 161,000	JPMorgan Chase Bank N.A.	03/21/18	1,060
NOK 812,319	SEK 816,925	JPMorgan Chase Bank N.A.	03/21/18	(913)
EUR 162,000	GBP 143,130	JPMorgan Chase Bank N.A.	03/21/18	1,544
USD 188,698	CNH 1,257,182	JPMorgan Chase Bank N.A.	03/21/18	(3,474)
CZK 22,026,132	EUR 867,136	JPMorgan Chase Bank N.A.	03/21/18	(6,945)
MXN 23,377,172	USD 1,229,245	JPMorgan Chase Bank N.A.	03/21/18	(56,915)
EUR 162,000	CHF 188,498	JPMorgan Chase Bank N.A.	03/21/18	758
USD 99,054	SEK 824,209	JPMorgan Chase Bank N.A.	03/21/18	(1,902)
USD 184,687	CAD 234,593	JPMorgan Chase Bank N.A.	03/21/18	(2,134)
TRY 2,794,162	USD 680,176	JPMorgan Chase Bank N.A.	03/21/18	40,177
HUF 50,394,964	EUR 161,000	JPMorgan Chase Bank N.A.	03/21/18	1,264
SEK 50,224,825	EUR 5,034,982	JPMorgan Chase Bank N.A.	03/21/18	82,165
NOK 697,350	USD 84,509	JPMorgan Chase Bank N.A.	03/21/18	610
TRY 308,495	USD 76,000	JPMorgan Chase Bank N.A.	03/21/18	3,532
JPY 11,177,134	USD 99,437	JPMorgan Chase Bank N.A.	03/22/18	166
JPY 21,242,428	USD 189,000	JPMorgan Chase Bank N.A.	03/22/18	299
USD 376,433	BRL 1,252,976	Morgan Stanley & Co. International PLC	01/03/18	(1,253)
CLP 123,653,400	USD 191,000	Morgan Stanley & Co. International PLC	01/04/18	9,932
CLP 188,208,938	USD 290,177	Morgan Stanley & Co. International PLC	01/05/18	15,655
CLP 124,474,700	USD 191,000	Morgan Stanley & Co. International PLC	01/05/18	11,266
USD 130,049	INR 8,399,871	Morgan Stanley & Co. International PLC	01/08/18	(1,489)
CLP 376,928,511	USD 577,049	Morgan Stanley & Co. International PLC	01/11/18	35,444
IDR 7,884,306,888	USD 579,643	Morgan Stanley & Co. International PLC	01/16/18	1,785
USD 382,000	CLP 243,028,400	Morgan Stanley & Co. International PLC	01/16/18	(12,911)
GBP 685,070	USD 908,783	Morgan Stanley & Co. International PLC	01/19/18	16,722
USD 908,292	GBP 684,700	Morgan Stanley & Co. International PLC	01/19/18	(16,713)
TWD 6,396,460	USD 214,000	Morgan Stanley & Co. International PLC	01/23/18	2,059
TWD 3,873,625	USD 129,791	Morgan Stanley & Co. International PLC	01/23/18	1,051
ARS 652,888	USD 35,102	Morgan Stanley & Co. International PLC	01/31/18	(637)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL 637,737	USD 191,293	Morgan Stanley & Co. International PLC	02/02/18	$236
BRL 626,325	USD 191,000	Morgan Stanley & Co. International PLC	02/02/18	(2,899)
INR 39,741,998	USD 609,587	Morgan Stanley & Co. International PLC	02/02/18	11,463
USD 189,071	BRL 625,086	Morgan Stanley & Co. International PLC	02/02/18	1,342
TWD 6,532,658	USD 220,997	Morgan Stanley & Co. International PLC	02/05/18	230
RUB 11,319,806	USD 191,000	Morgan Stanley & Co. International PLC	02/12/18	3,875
USD 130,049	RUB 7,755,998	Morgan Stanley & Co. International PLC	02/12/18	(3,474)
RUB 9,366,351	USD 157,932	Morgan Stanley & Co. International PLC	02/12/18	3,313
RUB 101,423,012	USD 1,709,401	Morgan Stanley & Co. International PLC	02/12/18	36,638
USD 190,000	RUB 11,241,559	Morgan Stanley & Co. International PLC	02/12/18	(3,528)
ARS 3,806,613	USD 203,019	Morgan Stanley & Co. International PLC	02/15/18	(3,608)
USD 61,893	INR 4,014,366	Morgan Stanley & Co. International PLC	02/15/18	(755)
CLP 119,589,750	USD 183,139	Morgan Stanley & Co. International PLC	02/22/18	11,134
USD 191,159	TWD 5,697,877	Morgan Stanley & Co. International PLC	03/08/18	(2,356)
USD 75,000	TRY 303,450	Morgan Stanley & Co. International PLC	03/21/18	(3,231)
GBP 57,855	EUR 65,196	Morgan Stanley & Co. International PLC	03/21/18	(279)
EUR 161,000	NOK 1,583,709	Morgan Stanley & Co. International PLC	03/21/18	783
EUR 164,174	USD 195,342	Morgan Stanley & Co. International PLC	03/21/18	2,574
USD 84,955	AUD 110,659	Morgan Stanley & Co. International PLC	03/21/18	(1,375)
USD 59,748	NZD 86,485	Morgan Stanley & Co. International PLC	03/21/18	(1,485)
USD 188,167	NZD 272,000	Morgan Stanley & Co. International PLC	03/21/18	(4,412)
CAD 162,286	USD 128,000	Morgan Stanley & Co. International PLC	03/21/18	1,239
SEK 1,610,898	EUR 162,000	Morgan Stanley & Co. International PLC	03/21/18	2,021
EUR 160,000	CHF 186,722	Morgan Stanley & Co. International PLC	03/21/18	180
EUR 323,090	CHF 376,378	Morgan Stanley & Co. International PLC	03/21/18	1,058
EUR 159,000	NOK 1,571,807	Morgan Stanley & Co. International PLC	03/21/18	(176)
USD 76,000	TRY 299,514	Morgan Stanley & Co. International PLC	03/21/18	(1,217)
EUR 62,878	USD 75,521	Morgan Stanley & Co. International PLC	03/21/18	281
EUR 63,000	USD 75,643	Morgan Stanley & Co. International PLC	03/21/18	305
USD 190,000	MXN 3,708,832	Morgan Stanley & Co. International PLC	03/21/18	4,008
EUR 163,631	CHF 190,164	Morgan Stanley & Co. International PLC	03/21/18	1,005
SEK 1,058,947	EUR 107,000	Morgan Stanley & Co. International PLC	03/21/18	718
USD 151,920	TRY 617,994	Morgan Stanley & Co. International PLC	03/21/18	(7,403)
USD 84,149	AUD 108,408	Morgan Stanley & Co. International PLC	03/21/18	(424)
EUR 34,031	NOK 332,539	Morgan Stanley & Co. International PLC	03/21/18	436
USD 75,913	NZD 108,343	Morgan Stanley & Co. International PLC	03/21/18	(795)
GBP 103,741	USD 139,658	Morgan Stanley & Co. International PLC	03/21/18	773
USD 79,757	EUR 66,593	Morgan Stanley & Co. International PLC	03/21/18	(523)
EUR 159,971	SEK 1,579,187	Morgan Stanley & Co. International PLC	03/21/18	(583)
USD 190,672	NZD 269,039	Morgan Stanley & Co. International PLC	03/21/18	189
CAD 108,059	USD 84,282	Morgan Stanley & Co. International PLC	03/21/18	1,772
USD 190,420	AUD 245,104	Morgan Stanley & Co. International PLC	03/21/18	(796)
USD 152,359	EUR 127,000	Morgan Stanley & Co. International PLC	03/21/18	(743)
USD 188,892	CAD 240,409	Morgan Stanley & Co. International PLC	03/21/18	(2,560)
USD 190,000	CAD 243,289	Morgan Stanley & Co. International PLC	03/21/18	(3,746)
SEK 3,321,536	EUR 334,182	Morgan Stanley & Co. International PLC	03/21/18	3,985
EUR 299,063	SEK 2,957,295	Morgan Stanley & Co. International PLC	03/21/18	(1,706)
EUR 161,954	NOK 1,598,501	Morgan Stanley & Co. International PLC	03/21/18	127
CAD 96,478	USD 75,000	Morgan Stanley & Co. International PLC	03/21/18	1,831
GBP 113,000	USD 150,977	Morgan Stanley & Co. International PLC	03/21/18	1,988
USD 77,367	CHF 75,517	Morgan Stanley & Co. International PLC	03/21/18	(570)
USD 86,249	CAD 108,586	Morgan Stanley & Co. International PLC	03/21/18	(225)
NOK 1,756,563	EUR 176,973	Morgan Stanley & Co. International PLC	03/21/18	1,060
EUR 95,958	NOK 949,851	Morgan Stanley & Co. International PLC	03/21/18	(259)
USD 84,284	CHF 82,095	Morgan Stanley & Co. International PLC	03/21/18	(442)
USD 153,263	EUR 127,062	Morgan Stanley & Co. International PLC	03/21/18	86
USD 189,889	EUR 158,505	Morgan Stanley & Co. International PLC	03/21/18	(1,193)
AUD 99,000	USD 75,246	Morgan Stanley & Co. International PLC	03/21/18	1,988
USD 42,142	CAD 54,097	Morgan Stanley & Co. International PLC	03/21/18	(939)
CAD 109,044	USD 86,249	Morgan Stanley & Co. International PLC	03/21/18	590
USD 190,652	NZD 269,907	Morgan Stanley & Co. International PLC	03/21/18	(444)
GBP 66,776	USD 89,734	Morgan Stanley & Co. International PLC	03/21/18	659
USD 190,369	NZD 270,009	Morgan Stanley & Co. International PLC	03/21/18	(801)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 154,319	GBP 113,872	Morgan Stanley & Co. International PLC	03/21/18	$174
USD 89,071	CAD 112,727	Morgan Stanley & Co. International PLC	03/21/18	(700)
USD 76,000	TRY 307,745	Morgan Stanley & Co. International PLC	03/21/18	(3,339)
USD 75,093	AUD 99,000	Morgan Stanley & Co. International PLC	03/21/18	(2,141)
JPY 8,464,113	USD 75,856	Morgan Stanley & Co. International PLC	03/22/18	(429)
USD 464,075	JPY 51,624,551	Morgan Stanley & Co. International PLC	03/22/18	4,029
JPY 9,458,672	USD 84,115	Morgan Stanley & Co. International PLC	03/22/18	175
ZAR 1,168,776	USD 84,000	Morgan Stanley & Co. International PLC	03/22/18	9,361
JPY 21,348,621	USD 190,016	Morgan Stanley & Co. International PLC	03/22/18	230
JPY 21,361,707	USD 191,000	Morgan Stanley & Co. International PLC	03/22/18	(638)
USD 190,000	JPY 21,309,450	Morgan Stanley & Co. International PLC	03/22/18	104
JPY 39,420,391	USD 351,212	RBC Europe Limited	01/12/18	(1,176)
USD 552,210	JPY 61,980,581	RBC Europe Limited	01/12/18	1,849
USD 1,208,076	CAD 1,541,093	RBC Europe Limited	01/17/18	(18,221)
CAD 1,536,743	USD 1,204,666	RBC Europe Limited	01/17/18	18,169
ZAR 4,563,310	USD 331,388	RBC Europe Limited	01/18/18	36,456
USD 308,360	MXN 5,758,000	RBC Europe Limited	01/26/18	16,951
CNH 2,947,078	USD 443,050	RBC Europe Limited	03/21/18	7,439
MXN 3,725,049	USD 189,035	RBC Europe Limited	03/21/18	(2,229)
NOK 1,592,915	EUR 161,000	RBC Europe Limited	03/21/18	341
CAD 243,234	USD 191,000	RBC Europe Limited	03/21/18	2,702
NOK 1,552,165	EUR 156,682	RBC Europe Limited	03/21/18	573
AUD 252,000	USD 191,412	RBC Europe Limited	03/21/18	5,185
NOK 1,594,291	EUR 162,000	RBC Europe Limited	03/21/18	(697)
AUD 697,476	USD 528,303	RBC Europe Limited	03/21/18	15,829
CAD 245,821	USD 191,000	RBC Europe Limited	03/21/18	4,762
USD 191,000	MXN 3,670,218	RBC Europe Limited	03/21/18	6,944
EUR 161,000	GBP 141,873	RBC Europe Limited	03/21/18	2,041
AUD 247,000	USD 187,809	RBC Europe Limited	03/21/18	4,886
NOK 1,603,855	EUR 162,000	RBC Europe Limited	03/21/18	471
CAD 244,253	USD 190,000	RBC Europe Limited	03/21/18	4,514
USD 439,711	MXN 8,570,843	RBC Europe Limited	03/21/18	9,896
CAD 243,557	USD 190,000	RBC Europe Limited	03/21/18	3,960
USD 191,000	CAD 242,021	RBC Europe Limited	03/21/18	(1,737)
USD 377,917	CAD 484,585	RBC Europe Limited	03/21/18	(7,988)
CAD 240,394	USD 188,000	RBC Europe Limited	03/21/18	3,440
EUR 161,000	GBP 141,833	RBC Europe Limited	03/21/18	2,095
EUR 175,024	CHF 203,754	RBC Europe Limited	03/21/18	715
USD 456,000	CAD 581,592	RBC Europe Limited	03/21/18	(7,158)
CAD 243,702	USD 189,928	RBC Europe Limited	03/21/18	4,147
AUD 331,653	USD 250,901	RBC Europe Limited	03/21/18	7,836
USD 52,836	ZAR 737,285	RBC Europe Limited	03/22/18	(6,058)
USD 430,265	HKD 3,327,439	Standard Chartered Bank	03/27/18	3,664
USD 750,000	HKD 5,809,624	Standard Chartered Bank	05/11/18	4,567
NZD 275,000	USD 190,817	State Street Bank and Trust Co.	03/21/18	3,886
USD 1,520,224	EUR 1,282,321	State Street Bank and Trust Co.	03/21/18	(25,652)
NOK 894,573	USD 107,808	State Street Bank and Trust Co.	03/21/18	1,383
NOK 616,581	EUR 63,000	State Street Bank and Trust Co.	03/21/18	(688)
SEK 18,231,657	EUR 1,842,996	State Street Bank and Trust Co.	03/21/18	11,389
SEK 1,554,571	EUR 155,568	State Street Bank and Trust Co.	03/21/18	2,875
CAD 135,177	USD 105,835	State Street Bank and Trust Co.	03/21/18	1,815
NZD 123,300	USD 84,266	State Street Bank and Trust Co.	03/21/18	3,032
NZD 196,561	USD 135,794	State Street Bank and Trust Co.	03/21/18	3,373
NOK 1,080,704	USD 130,761	State Street Bank and Trust Co.	03/21/18	1,149
USD 197,958	NZD 287,700	State Street Bank and Trust Co.	03/21/18	(5,737)
GBP 150,636	USD 204,179	State Street Bank and Trust Co.	03/21/18	(266)
NOK 1,544,640	EUR 158,000	State Street Bank and Trust Co.	03/21/18	(1,935)
SEK 828,209	USD 99,493	State Street Bank and Trust Co.	03/21/18	1,953
USD 19,579	GBP 14,541	State Street Bank and Trust Co.	03/21/18	(105)
SEK 772,943	USD 91,973	State Street Bank and Trust Co.	03/21/18	2,704
USD 192,110	GBP 142,000	State Street Bank and Trust Co.	03/21/18	(111)
USD 100,044	NZD 142,675	State Street Bank and Trust Co.	03/21/18	(972)
USD 92,308	GBP 68,287	State Street Bank and Trust Co.	03/21/18	(130)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 76,317	GBP 56,767	State Street Bank and Trust Co.	03/21/18	$(527)
CAD 338,434	USD 266,000	State Street Bank and Trust Co.	03/21/18	3,516
NOK 3,180,564	EUR 321,000	State Street Bank and Trust Co.	03/21/18	1,245
USD 91,856	SEK 753,637	State Street Bank and Trust Co.	03/21/18	(456)
SEK 788,974	USD 93,425	State Street Bank and Trust Co.	03/21/18	3,216
GBP 285,746	EUR 322,000	State Street Bank and Trust Co.	03/21/18	(1,374)
JPY 21,437,320	USD 190,000	State Street Bank and Trust Co.	03/22/18	1,036
USD 407,483	JPY 45,414,966	State Street Bank and Trust Co.	03/22/18	2,773
USD 75,796	JPY 8,408,304	State Street Bank and Trust Co.	03/22/18	866
JPY 41,786,008	USD 376,000	State Street Bank and Trust Co.	03/22/18	(3,630)
USD 380,000	JPY 42,157,656	State Street Bank and Trust Co.	03/22/18	4,318
EUR 159,000	CHF 184,542	UBS AG	03/21/18	1,224
USD 190,693	NZD 277,000	UBS AG	03/21/18	(5,426)
EUR 1,759,564	CHF 2,058,857	UBS AG	03/21/18	(3,617)
AUD 79,000	NZD 86,732	UBS AG	03/21/18	224
EUR 167,709	USD 200,240	UBS AG	03/21/18	1,938
CAD 205,349	USD 160,000	UBS AG	03/21/18	3,532
NOK 28,766,738	EUR 2,915,922	UBS AG	03/21/18	(3,962)
NZD 834,000	USD 576,535	UBS AG	03/21/18	13,947
AUD 502,000	NZD 553,028	UBS AG	03/21/18	82
USD 137,819	SGD 186,311	UBS AG	03/21/18	(1,652)
CHF 391,275	EUR 335,214	UBS AG	03/21/18	(299)
EUR 159,009	USD 189,718	UBS AG	03/21/18	1,972
CHF 88,979	USD 90,509	UBS AG	03/21/18	1,321
EUR 160,000	CHF 185,542	UBS AG	03/21/18	1,397
EUR 161,000	USD 191,452	UBS AG	03/21/18	2,638
EUR 162,000	GBP 143,000	UBS AG	03/21/18	1,721
NZD 214,890	USD 148,109	UBS AG	03/21/18	4,036
CAD 109,575	USD 85,604	UBS AG	03/21/18	1,657
CHF 194,244	EUR 165,434	UBS AG	03/21/18	1,032
EUR 96,043	SEK 952,551	UBS AG	03/21/18	(894)
EUR 164,586	JPY 21,985,412	UBS AG	03/22/18	2,507
JPY 21,183,955	USD 190,000	UBS AG	03/22/18	(1,222)
USD 76,000	ZAR 1,049,290	UBS AG	03/22/18	(7,817)
JPY 21,302,400	USD 189,072	UBS AG	03/22/18	761
JPY 9,491,667	USD 85,604	UBS AG	03/22/18	(1,020)
USD 1,197,557	CAD 1,535,435	Westpac Banking Corp.	01/17/18	(24,238)
CAD 1,379,353	USD 1,075,821	Westpac Banking Corp.	01/17/18	21,774
USD 1,333,142	EUR 1,117,199	Westpac Banking Corp.	01/31/18	(9,786)
EUR 203,255	CHF 236,243	Westpac Banking Corp.	03/21/18	1,217
EUR 607,942	USD 727,600	Westpac Banking Corp.	03/21/18	5,292
GBP 1,112,474	USD 1,501,206	Westpac Banking Corp.	03/21/18	4,718
				$475,008

At December 31, 2017, the following futures contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 3-Year Bond	5	03/15/18	$433,416	$(4)
U.S. Treasury 10-Year Note	27	03/20/18	3,349,266	14,677
U.S. Treasury 2-Year Note	83	03/29/18	17,771,078	(37,194)
U.S. Treasury 5-Year Note	55	03/29/18	6,389,023	4,512
U.S. Treasury Long Bond	41	03/20/18	6,273,000	(9,510)
U.S. Treasury Ultra 10-Year Note	4	03/20/18	534,250	(2,738)
U.S. Treasury Ultra Long Bond	65	03/20/18	10,897,656	64,869
			$45,647,689	$34,612

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
90-Day Eurodollar	(5)	12/17/18	$(1,223,188)	$2,930
			$(1,223,188)	$2,930

At December 31, 2017, the following centrally cleared credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Emerging Markets Index, Series 27, Version 1	Buy	(1.000)	Quarterly	06/20/22	USD 237,650	$420	$(9,057)
CDX North American Emerging Markets Index, Series 28, Version 1	Buy	(1.000)	Quarterly	12/20/22	USD 4,985,800	45,077	(156,664)
CDX North American Investment Grade Index Series 29, Version 1	Buy	(1.000)	Quarterly	12/20/22	USD 7,400,000	(176,394)	(11,448)
iTraxx Europe Index, Series 27, Version 1	Buy	(1.000)	Quarterly	06/20/22	EUR 6,540,000	(220,862)	(50,792)
						$(351,759)	$(227,961)

At December 31, 2017, the following over-the-counter credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 50,000	$(1,115)	$180	$(1,295)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 2,830,000	(63,103)	18,062	(81,165)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 40,000	(892)	46	(938)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	12/20/21	USD 90,000	(2,106)	(267)	(1,839)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	12/20/21	USD 360,000	(8,425)	(1,135)	(7,290)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	12/20/21	USD 100,000	(2,340)	(55)	(2,285)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 250,000	(5,574)	390	(5,964)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 1,680,000	(37,460)	6,657	(44,117)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 310,000	(6,912)	1,116	(8,028)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 1,080,000	(24,082)	7,768	(31,850)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 80,000	(1,784)	210	(1,994)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 10,000	(223)	(2)	(221)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 160,000	(3,567)	263	(3,830)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	12/20/21	USD 360,000	(8,425)	1,061	(9,486)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 110,000	(2,453)	395	(2,848)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 50,000	(1,115)	78	(1,193)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 20,000	(446)	59	(505)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	Quarterly	06/20/21	USD 110,000	$(2,453)	$279	$(2,732)
							$(172,475)	$35,105	$(207,580)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2017, the following centrally cleared interest rate swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month CAD-CDOR	Semi-Annual	1.000%	Semi-Annual	03/21/19	CAD 1,510,000	$(11,653)	$173
Pay	3-month CAD-CDOR	Semi-Annual	1.250	Semi-Annual	03/21/20	CAD 11,340,000	(156,671)	(33,141)
Pay	3-month CAD-CDOR	Semi-Annual	1.500	Semi-Annual	03/21/23	CAD 2,000,000	(59,397)	(9,967)
Pay	3-month CAD-CDOR	Semi-Annual	1.750	Semi-Annual	03/21/28	CAD 7,070,000	(342,922)	(44,525)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.350	Annual	12/16/21	EUR 10,940,000	(32,525)	(23,617)
Pay	6-month EUR-EURIBOR	Semi-Annual	1.330	Annual	01/12/27	EUR 1,720,000	3,666	17,467
Pay	6-month EUR-EURIBOR	Semi-Annual	1.600	Annual	10/25/27	EUR 2,780,000	25,088	11,531
Pay	6-month EUR-EURIBOR	Semi-Annual	1.500	Annual	12/19/27	EUR 3,320,000	5,516	(7,546)
Pay	6-month EUR-EURIBOR	Semi-Annual	1.000	Annual	03/21/28	EUR 4,970,000	41,693	(37,861)
Pay	6-month GBP-LIBOR	Semi-Annual	0.750	Semi-Annual	03/21/20	GBP 16,270,000	(38,400)	31,184
Pay	6-month GBP-LIBOR	Semi-Annual	1.000	Semi-Annual	03/21/23	GBP 410,000	(1,874)	1,977
Pay	6-month GBP-LIBOR	Semi-Annual	1.200	Semi-Annual	11/21/23	GBP 2,560,000	5,423	6,941
Pay	6-month GBP-LIBOR	Semi-Annual	1.600	Semi-Annual	03/16/27	GBP 8,770,000	70,953	34,342
Pay	6-month JPY-LIBOR	Semi-Annual	0.500	Semi-Annual	03/22/28	JPY 108,770,000	(2,464)	349
Pay	6-month JPY-LIBOR	Semi-Annual	1.250	Semi-Annual	06/14/38	JPY 31,140,000	303	(1,229)
Pay	28-day MXN TIIE-BANXICO	Monthly	7.500	Monthly	03/15/23	MXN 19,500,000	(15,136)	(6,914)
Pay	3-month SEK-STIBOR	Quarterly	0.050	Annual	06/15/18	SEK 62,530,000	19,396	(39,938)
Pay	3-month SEK-STIBOR	Quarterly	(0.330)	Annual	09/15/18	SEK 61,360,000	6,399	5,079
Pay	3-month SEK-STIBOR	Quarterly	(0.100)	Annual	06/29/19	SEK 55,060,000	5,609	7,025
Pay	3-month USD-LIBOR	Quarterly	1.750	Semi-Annual	03/21/20	USD 6,090,000	(47,800)	(7,678)
Pay	3-month USD-LIBOR	Quarterly	1.855	Semi-Annual	08/06/20	USD 12,740,000	(97,905)	(43,382)
Pay	3-month USD-LIBOR	Quarterly	2.139	Semi-Annual	11/20/20	USD 27,310,000	(85,690)	(67,828)
Pay	3-month USD-LIBOR	Quarterly	2.000	Semi-Annual	03/21/23	USD 1,010,000	(13,140)	(2,038)
Pay	3-month USD-LIBOR	Quarterly	2.400	Semi-Annual	08/31/27	USD 1,560,000	(9,913)	(8,236)
Pay	3-month USD-LIBOR	Quarterly	2.750	Semi-Annual	12/21/27	USD 3,500,000	27,243	3,236
Pay	3-month USD-LIBOR	Quarterly	2.250	Semi-Annual	03/21/28	USD 2,530,000	(38,801)	(8,702)
Pay	3-month USD-LIBOR	Quarterly	2.378	Semi-Annual	07/03/28	USD 5,400,000	(33,803)	(33,803)
Receive	3-month AUD-BBSW	Quarterly	2.000	Quarterly	03/21/20	AUD 7,390,000	9,546	13,711
Receive	6-month AUD-BBSW	Semi-Annual	3.500	Semi-Annual	12/21/27	AUD 2,160,000	(25,991)	1,553
Receive	6-month AUD-BBSW	Semi-Annual	2.750	Semi-Annual	03/21/28	AUD 3,040,000	16,946	4,342
Receive	6-month EUR-EURIBOR	Semi-Annual	0.250	Annual	03/21/23	EUR 7,870,000	54,935	46,424
Receive	6-month EUR-EURIBOR	Semi-Annual	1.500	Annual	08/31/27	EUR 1,370,000	(6,795)	(4,976)
Receive	6-month GBP-LIBOR	Semi-Annual	1.940	Semi-Annual	01/11/32	GBP 1,740,000	(25,012)	(40,167)
Receive	6-month GBP-LIBOR	Semi-Annual	1.750	Semi-Annual	03/17/37	GBP 6,100,000	(53,596)	(69,360)
Receive	6-month GBP-LIBOR	Semi-Annual	1.250	Semi-Annual	03/21/28	GBP 3,330,000	20,610	(30,054)
Receive	6-month GBP-LIBOR	Semi-Annual	1.400	Semi-Annual	11/21/28	GBP 1,540,000	(6,288)	(10,059)
Receive	6-month GBP-LIBOR	Semi-Annual	1.500	Semi-Annual	03/21/33	GBP 2,930,000	(41,200)	(29,436)
Receive	6-month GBP-LIBOR	Semi-Annual	1.750	Semi-Annual	12/14/37	GBP 1,690,000	(16,609)	(2,529)
Receive	6-month GBP-LIBOR	Semi-Annual	1.750	Semi-Annual	06/14/38	GBP 720,000	(7,757)	2,960
Receive	6-month JPY-LIBOR	Semi-Annual	0.250	Semi-Annual	03/21/28	JPY 322,590,000	26,528	5,950
Receive	6-month NOK-NIBOR	Semi-Annual	1.500	Annual	03/21/23	NOK 29,890,000	15,748	22,199
Receive	3-month NZD-BBR-FRA	Quarterly	2.250	Semi-Annual	03/21/20	NZD 15,630,000	8,973	9,585
Receive	6-month PLZ-WIBOR	Semi-Annual	2.510	Annual	12/20/22	PLN 5,110,000	(922)	(737)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	6-month PLZ-WIBOR	Semi-Annual	2.550%	Annual	03/21/23	PLN 6,130,000	$745	$(3,145)
Receive	3-month SEK-STIBOR	Quarterly	0.250	Annual	03/21/21	SEK 7,350,000	(2,264)	63
Receive	3-month SEK-STIBOR	Quarterly	0.500	Annual	12/16/21	SEK 68,550,000	37,336	16,302
Receive	3-month SEK-STIBOR	Quarterly	0.500	Annual	03/21/23	SEK 5,410,000	2,626	3,615
Receive	3-month SEK-STIBOR	Quarterly	2.000	Annual	10/25/27	SEK 26,160,000	(10,718)	(8,885)
Receive	3-month SEK-STIBOR	Quarterly	2.000	Annual	11/02/27	SEK 17,590,000	(6,791)	(7,368)
Receive	3-month USD-LIBOR	Quarterly	2.143	Semi-Annual	07/03/23	USD 1,720,000	13,792	14,996
Receive	3-month USD-LIBOR	Quarterly	2.275	Semi-Annual	11/20/23	USD 11,840,000	41,325	30,901
Receive	3-month USD-LIBOR	Quarterly	2.346	Semi-Annual	08/06/28	USD 3,400,000	33,048	32,738
Receive	3-month USD-LIBOR	Quarterly	2.560	Semi-Annual	07/03/48	USD 2,260,000	(474)	(474)
							$(699,064)	$(258,952)

At December 31, 2017, the following centrally cleared inflation-linked swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.428%	At Termination Date	08/15/27	EUR 750,000	$(12,635)	$(13,529)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.600	At Termination Date	08/15/32	EUR 700,000	(16,243)	(15,895)
Pay	U.K. RPI All Items Monthly	At Termination Date	3.370	At Termination Date	07/15/22	GBP 1,250,000	2,102	2,548
							$(26,776)	$(26,876)

The following sales commitments were held by the VY® Goldman Sachs Bond Portfolio at December 31, 2017:

Principal Amount	Description	Contractual Settlement Date	Fair Value
$(2,000,000)	Freddie Mac, 3.500%, due 07/15/41	01/11/18	$(2,054,011)
	Total Sales Commitments Proceeds receivable $(2,055,000)		$(2,054,011)

Currency Abbreviations
ARS — Argentine Peso
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
CLP — Chilean Peso
CNH — Chinese Offshore Yuan
CNY — Chinese Yuan
CZK — Czech Koruna
EUR — EU Euro
GBP — British Pound
HKD — Hong Kong Sar Dollar
HUF — Hungarian Forint
IDR — Indonesian Rupiah
INR — Indian Rupee
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
NOK — Norwegian Krone
NZD — New Zealand Dollar
PEN — Peruvian Nuevo Sol
PHP — Philippine Peso
PLN — Polish Zloty

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

RUB — Russian Ruble
SEK — Swedish Krona
SGD — Singapore Dollar
THB — Thai Baht
TRY — Turkish Lira
TWD — Taiwan New Dollar
USD — United States Dollar
ZAR — South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,771,386
Interest rate contracts	Net Assets — Unrealized appreciation*	86,988
Interest rate contracts	Net Assets — Unrealized appreciation**	327,191
Credit contracts	Upfront payments paid on swap agreements	36,564
Total Asset Derivatives		$2,222,129
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,296,378
Interest rate contracts	Net Assets — Unrealized depreciation*	49,446
Credit contracts	Net Assets — Unrealized depreciation**	227,961
Interest rate contracts	Net Assets — Unrealized depreciation**	613,019
Credit contracts	Upfront payments received on OTC swap agreements	1,459
Credit contracts	Unrealized depreciation on OTC swap agreements	207,580
Total Liability Derivatives		$2,395,843

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.
**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$(270,430)	$(270,430)
Foreign exchange contracts	(529,643)	—	—	(529,643)
Interest rate contracts	—	1,822,659	(568,309)	1,254,350
Total	$(529,643)	$1,822,659	$(838,739)	$454,277

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$(401,580)	$(401,580)
Foreign exchange contracts	(418,843)	—	—	(418,843)
Interest rate contracts	—	(596,275)	141,288	(454,987)
Total	$(418,843)	$(596,275)	$(260,292)	$(1,275,410)

See Accompanying Notes to Financial Statements

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	RBC Europe Limited	Standard Chartered Bank	State Street Bank and Trust Co.	UBS AG	Westpac Banking Corp.	Totals
Assets:
Forward foreign currency contracts	$116,338	$338,678	$—	$182,570	$223,266	$120,631	$291,078	$205,874	$161,201	$8,231	$50,529	$39,989	$33,001	$1,771,386
Total Assets	$116,338	$338,678	$—	$182,570	$223,266	$120,631	$291,078	$205,874	$161,201	$8,231	$50,529	$39,989	$33,001	$1,771,386
Liabilities:
Forward foreign currency contracts	$98,848	$97,392	$—	$310,572	$110,777	$124,089	$314,723	$93,197	$45,264	$—	$41,583	$25,909	$34,024	$1,296,378
OTC credit default swaps	—	77,981	—	49,946	—	38,081	6,467	—	—	—	—	—	—	172,475
Total Liabilities	$98,848	$175,373	$—	$360,518	$110,777	$162,170	$321,190	$93,197	$45,264	$—	$41,583	$25,909	$34,024	$1,468,853
Net OTC derivative instruments by counterparty, at fair value	$17,490	$163,305	$—	$(177,948)	$112,489	$(41,539)	$(30,112)	$112,677	$115,937	$8,231	$8,946	$14,080	$(1,023)	$302,533
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)(2)	$17,490	$163,305	$—	$(177,948)	$112,489	$(41,539)	$(30,112)	$112,677	$115,937	$8,231	$8,946	$14,080	$(1,023)	$302,533

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2017, the Portfolio had pledged $10,000 in cash collateral to Bank of America N.A. In addition, the Portfolio had received $150,000 in cash collateral from Citibank N.A.. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $220,567,596.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,803,126
Gross Unrealized Depreciation	(3,445,419)
Net Unrealized Depreciation	$(642,293)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2017 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.0677
Class I	NII	$0.1470
Class S	NII	$0.1124
VY® Goldman Sachs Bond Portfolio	NII	$0.2340

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of each Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust and (800) 366-0066 for Voya Investors Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	VIT: January 1994–Present VVIT: February 2002–Present	Retired.	151	None.

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2017, Peter S. Drotch retired as a Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011– December 2013).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	VIT: March 2003–Present VVIT: October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013–Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	VIT: November 1999– Present VVIT: October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013– October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB- ADVISORY CONTRACT

At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Investors Trust (“VIT”), on behalf of VY® BlackRock Inflation Protected Bond Portfolio, a series of the VIT (“BlackRock Portfolio”) and between the Manager and Voya Variable Insurance Trust (“VVIT” and, together with VIT, the “Trusts”), on behalf of VY® Goldman Sachs Bond Portfolio, a series of the VVIT (together with BlackRock Portfolio, the “Portfolios”), the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contract for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management, sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the Sub-Advisers, as well as the Manager’s role in monitoring the Sub-Advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board’s approval, experienced sub-advisers to provide day-to- day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub- Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub- Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and Sub-Advisory Contract were appropriate.

Portfolio Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Trusts’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, they may have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fee rates, the Board considered that breakpoints would inure to the benefit of the Manager.

Information Regarding Services to Other Clients

The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub- Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya- affiliated Sub-Advisers with respect to sub-advisory fee schedules. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Advisers (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Manager; investment capacity constraints that existed

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to each Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers, which is not affiliated with the Manager, because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated Sub-Advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Morningstar category average for the year-to-date and three-year periods, and underperformed for the one-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and equal to the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Goldman Sachs Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Goldman Sachs Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment objective.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is equal to the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing the Portfolio’s performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT3AIS (1217-022218)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $22,439 for the year ended December 31, 2017 and $19,234 for the year ended December 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,700 for the year ended December 31, 2017 and $2,525 for the year ended December 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,283 for the year ended December 31, 2017 and $5,177 for the year ended December 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2017 and $0 for the year ended December 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2017 and December 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Variable Insurance Trust	$7,983	$7,702
Voya Investments, LLC (1)	$122,200	$93,650

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Variable Insurance Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of asset and liabilities of VY® Goldman Sachs Bond Portfolio (“the Fund”), a series of Voya Variable Insurance Trust, including the summary portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the "financial statements"), the financial highlights for the years in the two-year period then ended and for the period from February 20, 2015 (commencement of operations) to December 31, 2015 (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of December 31, 2017 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from February 20, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolio of investments. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 22, 2018

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.3%
		Basic Materials: 1.0%
175,000	(1)	Glencore Finance Canada Ltd., 4.950%, 11/15/21	186,893	0.1
150,000	(1)	Glencore Funding LLC, 4.125%, 05/30/23	155,363	0.1
199,000	(1)	Glencore Funding LLC, 4.625%, 04/29/24	210,545	0.1
225,000		LyondellBasell Industries NV, 5.000%, 04/15/19	231,057	0.1
250,000		Sherwin-Williams Co/The, 2.250%, 05/15/20	249,290	0.1
75,000		Sherwin-Williams Co/The, 2.750%, 06/01/22	74,776	0.0
75,000		Sherwin-Williams Co/The, 3.125%, 06/01/24	75,504	0.0
425,000		Sherwin-Williams Co/The, 3.450%, 06/01/27	432,519	0.2
375,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/21	395,156	0.2
100,000	(1)	Yamana Gold, Inc., 4.625%, 12/15/27	100,688	0.1
			2,111,791	1.0

		Communications: 5.5%
550,000		21st Century Fox America, Inc., 4.000%, 10/01/23	575,770	0.3
100,000		21st Century Fox America, Inc., 6.150%, 03/01/37	131,278	0.1
200,000	(1)	Altice Financing SA, 6.625%, 02/15/23	209,920	0.1
775,000		Amazon.com, Inc., 3.300%, 12/05/21	800,950	0.4
150,000	(1)	Amazon.com, Inc., 3.875%, 08/22/37	159,587	0.1
75,000		AT&T, Inc., 2.800%, 02/17/21	75,380	0.0
425,000		AT&T, Inc., 3.000%, 06/30/22	426,131	0.2
425,000		AT&T, Inc., 3.200%, 03/01/22	429,945	0.2
700,000		AT&T, Inc., 3.400%, 05/15/25	689,153	0.3
341,000		AT&T, Inc., 3.600%, 02/17/23	349,179	0.2
325,000		AT&T, Inc., 3.800%, 03/15/22	336,168	0.2
50,000		AT&T, Inc., 3.900%, 08/14/27	50,418	0.0
525,000		AT&T, Inc., 4.250%, 03/01/27	536,037	0.3
175,000		AT&T, Inc., 5.150%, 03/15/42	182,068	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
100,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	104,426	0.0
625,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/25	665,362	0.3
275,000		Cisco Systems, Inc., 2.200%, 02/28/21	274,227	0.1
275,000	(1)	Expedia, Inc., 3.800%, 02/15/28	266,204	0.1
293,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	320,194	0.1
230,000		Nokia OYJ, 4.375%, 06/12/27	227,930	0.1
175,000		Sprint Corp., 7.875%, 09/15/23	186,812	0.1
350,000	(1)	Symantec Corp., 5.000%, 04/15/25	364,875	0.2
350,000		Telefonica Emisiones SAU, 5.134%, 04/27/20	370,695	0.2
350,000		Telefonica Emisiones SAU, 5.462%, 02/16/21	378,839	0.2
275,000		Time Warner Cable LLC, 4.125%, 02/15/21	283,358	0.1
50,000		Time Warner Cable LLC, 5.000%, 02/01/20	52,203	0.0
50,000		Time Warner Cable LLC, 5.875%, 11/15/40	54,384	0.0
450,000		Verizon Communications, Inc., 2.450%, 11/01/22	441,537	0.2
818,000		Verizon Communications, Inc., 2.946%, 03/15/22	823,692	0.4
150,000		Verizon Communications, Inc., 3.500%, 11/01/24	152,879	0.1
50,000		Verizon Communications, Inc., 4.125%, 03/16/27	52,221	0.0
25,000		Verizon Communications, Inc., 4.125%, 08/15/46	23,168	0.0
1,050,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,169,554	0.5
125,000		Verizon Communications, Inc., 5.250%, 03/16/37	137,792	0.1
550,000	(1)	Wind Tre SpA, 5.000%, 01/20/26	525,800	0.2
			11,828,136	5.5

		Consumer, Cyclical: 1.8%
200,000	(1)	Alimentation Couche-Tard, Inc., 2.700%, 07/26/22	198,347	0.1
75,000		CVS Health Corp., 2.875%, 06/01/26	72,020	0.0
800,000		CVS Health Corp., 3.375%, 08/12/24	805,289	0.4

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
275,000		CVS Health Corp., 3.500%, 07/20/22	280,367	0.1
75,000		CVS Health Corp., 5.125%, 07/20/45	86,215	0.0
375,000		Dollar Tree, Inc., 5.750%, 03/01/23	393,516	0.2
775,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	851,639	0.4
575,000		General Motors Financial Co., Inc., 3.500%, 07/10/19	583,826	0.3
300,000		MGM Resorts International, 6.625%, 12/15/21	329,910	0.2
250,000	(2)	Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/01/25	250,000	0.1
			3,851,129	1.8

		Consumer, Non-cyclical: 4.9%
200,000		AbbVie, Inc., 2.500%, 05/14/20	200,715	0.1
975,000		Allergan Funding SCS, 2.350%, 03/12/18	975,807	0.5
100,000		Allergan Funding SCS, 4.850%, 06/15/44	107,357	0.1
150,000		Aetna, Inc., 2.800%, 06/15/23	147,790	0.1
1,125,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	1,131,355	0.5
500,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	516,736	0.2
150,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	168,735	0.1
1,425,000	(1)	BAT Capital Corp., 3.222%, 08/15/24	1,426,731	0.7
475,000	(1)	BAT Capital Corp., 3.557%, 08/15/27	476,438	0.2
475,000	(1)	Bayer US Finance LLC, 3.000%, 10/08/21	480,079	0.2
525,000		Becton Dickinson and Co., 2.894%, 06/06/22	522,188	0.2
525,000		Becton Dickinson and Co., 3.363%, 06/06/24	527,092	0.2
225,000		Becton Dickinson and Co., 4.685%, 12/15/44	246,785	0.1
375,000	(1)	EMD Finance LLC, 2.950%, 03/19/22	376,924	0.2
225,000		Kraft Heinz Foods Co., 2.800%, 07/02/20	226,414	0.1
375,000		Medtronic, Inc., 3.150%, 03/15/22	384,272	0.2
100,000		Molson Coors Brewing Co., 2.100%, 07/15/21	98,086	0.1
475,000		Mylan NV, 3.950%, 06/15/26	479,685	0.2
50,000	(1)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	51,562	0.0
775,000		Reynolds American, Inc., 4.450%, 06/12/25	827,427	0.4
160,000		Teva Pharmaceutical Finance Netherlands III BV, 2.200%, 07/21/21	146,263	0.1
Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Consumer, Non-cyclical: (continued)
	180,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/23	156,918	0.1
	300,000		Thermo Fisher Scientific, Inc., 3.000%, 04/15/23	302,162	0.1
	225,000		UnitedHealth Group, Inc., 4.750%, 07/15/45	266,180	0.1
	200,000	(1)	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	214,500	0.1
				10,458,201	4.9

			Energy: 3.3%
	550,000		Anadarko Petroleum Corp., 3.450%, 07/15/24	548,402	0.3
	100,000	(2)	Anadarko Petroleum Corp., 5.550%, 03/15/26	112,354	0.1
	450,000	(1)	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.337%, 12/15/27	449,672	0.2
	349,000		Buckeye Partners L.P., 4.875%, 02/01/21	367,343	0.2
	275,000		Canadian Natural Resources Ltd., 3.850%, 06/01/27	281,144	0.1
	75,000		ConocoPhillips Co., 3.350%, 11/15/24	77,313	0.0
	180,000		Devon Energy Corp., 4.750%, 05/15/42	191,139	0.1
	82,000		Devon Energy Corp., 5.600%, 07/15/41	96,909	0.0
	125,000		Energy Transfer L.P., 4.650%, 06/01/21	131,298	0.1
	75,000		Energy Transfer L.P., 4.750%, 01/15/26	77,919	0.0
	475,000		Enterprise Products Operating L.P., 5.084%, 08/01/66	475,594	0.2
	275,000		Kinder Morgan Energy Partners L.P., 3.500%, 09/01/23	275,836	0.1
	100,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	103,692	0.0
	525,000		Kinder Morgan, Inc./DE, 3.050%, 12/01/19	529,773	0.2
	15,000	(1)	Petrobras Global Finance BV, 5.999%, 01/27/28	15,056	0.0
	110,000		Petrobras Global Finance BV, 6.850%, 06/05/15	106,288	0.1
	100,000		Petrobras Global Finance BV, 7.375%, 01/17/27	110,300	0.1
	1,840,000	(3)	Petroleos De Venezuela SA, 10/28/22	335,800	0.2
	100,000	(1)	Petroleos Mexicanos, 6.500%, 03/13/27	109,425	0.1
EUR	220,000		Petroleos Mexicanos, 5.125%, 03/15/23	307,816	0.1

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
250,000		Pioneer Natural Resources Co., 3.450%, 01/15/21	255,190	0.1
100,000		Pioneer Natural Resources Co., 3.950%, 07/15/22	104,320	0.0
200,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	201,335	0.1
100,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.850%, 10/15/23	99,637	0.0
425,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.500%, 12/15/26	431,480	0.2
375,000		Sabine Pass Liquefaction LLC, 5.625%, 03/01/25	414,138	0.2
100,000		Sabine Pass Liquefaction LLC, 6.250%, 03/15/22	111,349	0.1
580,000		Williams Partners L.P., 3.600%, 03/15/22	593,775	0.3
200,000		Williams Partners L.P., 3.900%, 01/15/25	204,094	0.1
			7,118,391	3.3

		Financial: 11.2%
450,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 07/01/22	477,150	0.2
200,000		American International Group, Inc., 3.750%, 07/10/25	206,484	0.1
200,000		American International Group, Inc., 4.800%, 07/10/45	224,997	0.1
375,000		American Campus Communities Operating Partnership L.P., 3.750%, 04/15/23	384,994	0.2
125,000		American Tower Corp., 3.300%, 02/15/21	127,372	0.1
200,000		American Tower Corp., 3.400%, 02/15/19	202,307	0.1
200,000		Banco Santander SA, 3.125%, 02/23/23	199,188	0.1
625,000		Bank of America Corp., 2.369%, 07/21/21	624,094	0.3
675,000		Bank of America Corp., 3.248%, 10/21/27	670,447	0.3
193,000	(1)	Bank of America Corp., 3.419%, 12/20/28	193,225	0.1
217,000		Bank of America Corp., 4.000%, 04/01/24	229,540	0.1
250,000		Bank of America Corp., 4.450%, 03/03/26	267,242	0.1
100,000		Bank of America Corp., 6.110%, 01/29/37	128,149	0.1
200,000		Barclays PLC, 5.200%, 05/12/26	213,672	0.1
200,000	(1)	BNP Paribas SA, 4.375%, 05/12/26	209,445	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
200,000		China Evergrande Group, 8.750%, 06/28/25	207,787	0.1
250,000		Chubb Corp./The, 3.609%, 04/15/37	248,750	0.1
250,000		Citigroup, Inc., 4.125%, 07/25/28	258,133	0.1
225,000		Citigroup, Inc., 4.600%, 03/09/26	239,799	0.1
200,000	(1)	Credit Suisse AG, 6.500%, 08/08/23	224,275	0.1
250,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/28	260,871	0.1
100,000		Crown Castle International Corp., 2.250%, 09/01/21	98,388	0.0
150,000		Crown Castle International Corp., 3.200%, 09/01/24	148,632	0.1
50,000		Crown Castle International Corp., 3.650%, 09/01/27	49,964	0.0
100,000		Deutsche Bank AG/London, 2.500%, 02/13/19	99,979	0.1
306,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	331,562	0.2
50,000		Hartford Financial Services Group, Inc./The, 5.125%, 04/15/22	54,610	0.0
450,000		HSBC Holdings PLC, 3.262%, 03/13/23	456,477	0.2
250,000		HSBC Holdings PLC, 6.500%, 05/02/36	327,012	0.2
500,000		ING Bank NV, 4.125%, 11/21/23	506,003	0.2
575,000		Intesa Sanpaolo SpA, 3.875%, 01/16/18	575,390	0.3
525,000		JPMorgan Chase & Co., 2.950%, 10/01/26	516,122	0.2
375,000		JPMorgan Chase & Co., 2.972%, 01/15/23	378,351	0.2
400,000		JPMorgan Chase & Co., 3.782%, 02/01/28	414,860	0.2
1,700,000		Kreditanstalt fuer Wiederaufbau, 1.125%, 08/06/18	1,694,488	0.8
4,270,000		Kreditanstalt fuer Wiederaufbau, 1.500%, 09/09/19	4,233,604	2.0
75,000		Life Storage L.P., 3.875%, 12/15/27	74,855	0.0
50,000	(1)	Macquarie Bank Ltd., 6.625%, 04/07/21	55,217	0.0
50,000		MetLife, Inc., 4.050%, 03/01/45	52,520	0.0
350,000		Mitsubishi UFJ Financial Group, Inc., 2.950%, 03/01/21	353,321	0.2
1,000,000		Morgan Stanley, 2.765%, (US0003M + 1.400%), 10/24/23	1,029,137	0.5
800,000		Morgan Stanley, 3.700%, 10/23/24	827,224	0.4

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
25,000		Morgan Stanley, 4.000%, 07/23/25	26,196	0.0
195,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/27	199,144	0.1
300,000	(1)	Nationwide Building Society, 4.125%, 10/18/32	300,613	0.1
200,000	(1)	Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/47	203,087	0.1
225,000		Principal Financial Group, Inc., 3.100%, 11/15/26	222,584	0.1
300,000		Realty Income Corp., 3.000%, 01/15/27	287,550	0.1
175,000		Realty Income Corp., 3.650%, 01/15/28	176,598	0.1
425,000		Royal Bank of Scotland Group PLC, 3.498%, 05/15/23	426,302	0.2
450,000		Santander Holdings USA, Inc., 2.650%, 04/17/20	449,983	0.2
250,000	(1)	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/24	263,588	0.1
775,000		Synchrony Financial, 3.000%, 08/15/19	780,606	0.4
425,000		TD Ameritrade Holding Corp., 2.950%, 04/01/22	430,286	0.2
100,000	(1)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44	114,556	0.1
225,000	(1)	UBS Group Funding Switzerland AG, 3.000%, 04/15/21	226,734	0.1
300,000		Vereit Operating Partnership L.P., 3.000%, 02/06/19	301,502	0.1
250,000		Vereit Operating Partnership L.P., 4.125%, 06/01/21	259,699	0.1
100,000		Vereit Operating Partnership L.P., 4.875%, 06/01/26	105,981	0.1
750,000		Wells Fargo & Co., 3.000%, 10/23/26	735,756	0.3
275,000		Westpac Banking Corp., 4.322%, 11/23/31	283,781	0.1
100,000		XLIT Ltd., 4.450%, 03/31/25	102,415	0.1
			23,972,598	11.2

		Industrial: 0.8%
425,000		Northrop Grumman Corp., 2.930%, 01/15/25	423,040	0.2
375,000		Northrop Grumman Corp., 3.250%, 01/15/28	376,230	0.2
Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Industrial: (continued)
	300,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/22	305,861	0.1
	250,000		Roper Technologies, Inc., 3.000%, 12/15/20	253,130	0.1
	375,000	(1)	Sealed Air Corp., 5.250%, 04/01/23	401,250	0.2
				1,759,511	0.8

			Technology: 1.3%
	300,000	(1)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.650%, 01/15/23	289,498	0.1
	475,000	(1)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.000%, 01/15/22	471,366	0.2
	150,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	162,260	0.1
	237,000		Fidelity National Information Services, Inc., 3.625%, 10/15/20	243,651	0.1
	300,000		Fiserv, Inc., 2.700%, 06/01/20	302,025	0.1
	200,000		Hewlett Packard Enterprise Co., 4.900%, 10/15/25	211,431	0.1
	400,000		Microsoft Corp., 3.125%, 11/03/25	408,688	0.2
	400,000		Oracle Corp., 2.500%, 05/15/22	400,820	0.2
	400,000		Oracle Corp., 3.250%, 11/15/27	407,165	0.2
				2,896,904	1.3

			Utilities: 0.5%
	425,000		Duke Energy Corp., 3.150%, 08/15/27	422,669	0.2
	250,000		Puget Sound Energy, Inc., 4.011%, 06/01/67	246,487	0.1
	400,000		Southern Co/The, 2.350%, 07/01/21	397,918	0.2
				1,067,074	0.5

		Total Corporate Bonds/Notes
		(Cost $64,725,596)		65,063,735	30.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.9%
	273,992		CHL Mortgage Pass-Through Trust 2005-25 A12, 5.500%, 11/25/35	248,490	0.1
EUR	390,641	(1),(4)	Magnolia Finance XI DAC, 2.750%, (EUR003M + 2.750%), 04/20/20	465,194	0.3
	603,082	(5)	Fannie Mae 2013-130 SN, 5.098%, (-1.000*US0001M + 6.650%), 10/25/42	103,584	0.1
	335,246	(5)	Fannie Mae REMIC Trust 2011-124 SC, 4.998%, (-1.000*US0001M + 6.550%), 12/25/41	56,432	0.0

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
315,323	(5)	Fannie Mae REMIC Trust 2013-131 SA, 4.548%, (-1.000*US0001M + 6.100%), 12/25/43	47,002	0.0
253,773	(5)	Fannie Mae REMIC Trust 2013-96 SW, 4.548%, (-1.000*US0001M + 6.100%), 09/25/43	38,596	0.0
578,358	(5)	Fannie Mae REMIC Trust 2013-96 SY, 4.598%, (-1.000*US0001M + 6.150%), 07/25/42	90,710	0.1
382,613	(5)	Fannie Mae REMIC Trust 2014-87 MS, 4.698%, (-1.000*US0001M + 6.250%), 01/25/45	58,955	0.0
531,653	(5)	Fannie Mae REMIC Trust 2015-79 SA, 4.698%, (-1.000*US0001M + 6.250%), 11/25/45	84,227	0.0
294,115	(5)	Fannie Mae REMIC Trust 2015-82 MS, 4.148%, (-1.000*US0001M + 5.700%), 11/25/45	40,004	0.0
725,411	(5)	Fannie Mae Series 2016-3 IP, 4.000%, 02/25/46	146,814	0.1
929,429	(5)	Freddie Mac 4583 ST, 4.523%, (-1.000*US0001M + 6.000%), 05/15/46	167,975	0.1
2,202,058	(5)	Freddie Mac 4596 CS, 4.623%, (-1.000*US0001M + 6.100%), 06/15/46	332,998	0.2
536,673	(5)	Freddie Mac REMIC Trust 4320 SD, 4.623%, (-1.000*US0001M + 6.100%), 07/15/39	79,985	0.0
422,235	(5)	Freddie Mac REMIC Trust 4326 GS, 4.573%, (-1.000*US0001M + 6.050%), 04/15/44	68,634	0.0
350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2 M3, 6.202%, (US0001M + 4.650%), 10/25/28	402,299	0.2
656,038	(5)	Ginnie Mae 2015-111 IM, 4.000%, 08/20/45	105,001	0.1
555,079	(5)	Ginnie Mae 2015-119 SN, 4.749%, (-1.000*US0001M + 6.250%), 08/20/45	90,018	0.1
507,971	(5)	Ginnie Mae 2016-138 GI, 4.000%, 10/20/46	84,160	0.0
381,972	(5)	Ginnie Mae Series 2010-20 SE, 4.749%, (-1.000*US0001M + 6.250%), 02/20/40	61,573	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
228,985	(5)	Ginnie Mae Series 2010-31 SA, 4.249%, (-1.000*US0001M + 5.750%), 03/20/40	32,683	0.0
150,150	(5)	Ginnie Mae Series 2012-149 MS, 4.749%, (-1.000*US0001M + 6.250%), 12/20/42	24,287	0.0
84,662	(5)	Ginnie Mae Series 2013-134 DS, 4.599%, (-1.000*US0001M + 6.100%), 09/20/43	13,225	0.0
246,586	(5)	Ginnie Mae Series 2013-152 SG, 4.649%, (-1.000*US0001M + 6.150%), 06/20/43	38,702	0.0
556,275	(5)	Ginnie Mae Series 2013-181 SA, 4.599%, (-1.000*US0001M + 6.100%), 11/20/43	87,920	0.1
825,223	(5)	Ginnie Mae Series 2014-132 SL, 4.599%, (-1.000*US0001M + 6.100%), 10/20/43	112,494	0.1
403,996	(5)	Ginnie Mae Series 2014-133 BS, 4.099%, (-1.000*US0001M + 5.600%), 09/20/44	54,450	0.0
95,597	(5)	Ginnie Mae Series 2014-41 SA, 4.599%, (-1.000*US0001M + 6.100%), 03/20/44	15,233	0.0
872,734	(5)	Ginnie Mae Series 2015-110 MS, 4.209%, (-1.000*US0001M + 5.710%), 08/20/45	119,656	0.1
255,372	(5)	Ginnie Mae Series 2015-126 HS, 4.699%, (-1.000*US0001M + 6.200%), 09/20/45	39,715	0.0
261,193	(5)	Ginnie Mae Series 2015-159 HS, 4.699%, (-1.000*US0001M + 6.200%), 11/20/45	40,889	0.0
604,487	(5)	Ginnie Mae Series 2016-4 SM, 4.149%, (-1.000*US0001M + 5.650%), 01/20/46	83,235	0.0
250,000	(1)	Mortgage Repurchase Agreement Financing Trust Series 2017-1 A1, 2.282%, (US0001M + 0.850%), 07/10/19	250,031	0.1
1,550,000	(1)	Mortgage Repurchase Agreement Financing Trust Series 2017-2 A1, 1.779%, (US0001M + 0.550%), 08/12/19	1,557,750	0.7
250,000	(1),(4)	Station Place Securitization Trust 2015-2 A, 2.522%, (US0001M + 1.050%), 05/15/18	250,000	0.1

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
695,169		WaMu Mortgage Pass-Through Certificates Series 2006-AR9 1A, 2.063%, (12MTA + 1.000%), 08/25/46	653,614	0.3

	Total Collateralized Mortgage Obligations
	(Cost $6,051,375)		6,146,535	2.9

MUNICIPAL BONDS: 1.0%
		California: 0.5%
400,000		East Bay Municipal Utility District Water System Revenue, 5.874%, 06/01/40	535,820	0.2
350,000		Bay Area Toll Authority, 7.043%, 04/01/50	552,937	0.3
			1,088,757	0.5

		Illinois: 0.3%
465,000		State of Illinois, 5.100%, 06/01/33	465,042	0.2
55,000		State of Illinois, 6.630%, 02/01/35	61,035	0.0
120,000		State of Illinois, 7.350%, 07/01/35	138,740	0.1
			664,817	0.3

		Minnesota: 0.1%
213,731		Northstar Education Finance, Inc., 1.414%, (US0003M + 0.100%), 04/28/30	212,433	0.1

		Puerto Rico: 0.1%
100,000	(3)	Commonwealth of Puerto Rico, 6.000%, 07/01/39	22,500	0.0
175,000	(3)	Commonwealth of Puerto Rico, 8.000%, 07/01/35	41,562	0.0
85,000		Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.250%, 07/01/42	52,381	0.0
220,000	(3)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.000%, 08/01/43	21,450	0.0
210,000	(3)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.250%, 08/01/41	20,475	0.0
70,000	(3)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.250%, 08/01/43	6,825	0.0
25,000	(3)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.375%, 08/01/38	2,438	0.0
1,000,000	(3)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.500%, 08/01/37	97,500	0.1
Principal Amount†				Value	Percentage of Net Assets
MUNICIPAL BONDS: (continued)
			Puerto Rico: (continued)
	110,000	(3)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.750%, 08/01/37	10,725	0.0
	150,000	(3)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.000%, 08/01/39	14,625	0.0
	65,000	(3)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.000%, 08/01/42	6,337	0.0
	45,000	(3)	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 6.750%, 08/01/32	4,388	0.0
				301,206	0.1

		Total Municipal Bonds
		(Cost $3,081,625)		2,267,213	1.0

STRUCTURED PRODUCTS: 0.8%
EGP	5,000,000	(6)	Citigroup Global Markets - Fully-Funded Total Return Swap, Receive the total return of the Arab Republic of Egypt Treasury Bill, 02/08/18	277,197	0.2
EGP	12,550,000	(1),(6)	Citigroup Global Markets, Arab Republic of Egypt Treasury Bill Credit-Linked Notes, 05/03/18	664,712	0.3
EGP	5,000,000	(1),(6)	Citigroup Global Markets, Arab Republic of Egypt Treasury Bill Credit-Linked Notes, 05/10/18	264,038	0.1
EGP	5,000,000	(1),(6)	Citigroup Global Markets, Arab Republic of Egypt Treasury Bill Credit-Linked Notes, 11/01/18	245,189	0.1
EGP	5,000,000	(6)	JPMorgan Chase Bank N.A., Arab Republic of Egypt Treasury Bill Credit-Linked Notes, 02/15/18	273,737	0.1

		Total Structured Products
		(Cost $1,720,625)		1,724,873	0.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 25.5%
			Federal Home Loan Bank: 1.1%
	900,000		2.625%, 09/12/25	901,306	0.4
	1,300,000		2.875%, 06/13/25	1,333,631	0.7
				2,234,937	1.1

			Federal Home Loan Mortgage Corporation: 1.1%(7)
	1,329,653		3.500%, 04/01/43	1,372,546	0.6
	834,442		3.500%, 03/01/46	862,564	0.4
	90,816		4.000%, 02/01/41	95,377	0.1
	51,843		4.000%, 02/01/41	54,451	0.0
				2,384,938	1.1

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: 13.6%(7)
1,400,000		1.875%, 09/24/26	1,320,882	0.6
1,000,000	(8)	3.000%, 01/18/47	1,000,078	0.5
1,000,000	(8)	3.500%, 06/25/42	1,026,797	0.5
745,762		3.500%, 10/01/42	770,053	0.4
612,489		3.500%, 05/01/46	632,265	0.3
887,095		3.500%, 06/01/46	919,521	0.4
2,000,000	(8)	4.000%, 08/25/40	2,091,634	1.0
109,206		4.000%, 01/01/46	114,295	0.0
132,245		4.000%, 03/01/46	138,394	0.1
163,371		4.000%, 03/01/46	170,974	0.1
192,320		4.000%, 06/01/46	201,285	0.1
49,189		4.000%, 08/01/46	51,481	0.0
257,405		4.000%, 10/01/46	269,396	0.1
55,078		4.000%, 10/01/46	57,649	0.0
2,000,000	(8)	4.500%, 01/25/39	2,128,125	1.0
730,087		4.500%, 04/01/45	793,409	0.4
81,940		4.500%, 05/01/45	88,515	0.0
15,999,400		4.500%, 01/01/48	17,036,237	7.9
111,213		6.000%, 09/01/35	124,466	0.1
49,985		6.000%, 09/01/36	56,753	0.0
54,237		6.000%, 12/01/36	60,654	0.0
102,226		6.000%, 07/01/37	115,247	0.1
84,739		6.000%, 08/01/38	94,723	0.0
			29,262,833	13.6

		Government National Mortgage Association: 9.7%
2,000,000	(8)	4.000%, 09/20/40	2,085,000	1.0
2,856,705		4.000%, 10/20/43	3,010,960	1.4
447,244		4.000%, 07/20/45	468,922	0.2
334,561		4.000%, 08/20/45	350,350	0.1
1,343,397		4.000%, 09/20/45	1,408,514	0.6
2,196,009		4.000%, 10/20/45	2,302,455	1.1
804,406		4.000%, 11/20/45	843,398	0.4
964,403		4.000%, 02/20/46	1,012,258	0.5
4,128,707		4.000%, 03/20/46	4,341,451	2.0
2,000,001		4.000%, 05/20/47	2,087,222	1.0
2,870,553		4.000%, 06/20/47	2,996,616	1.4
			20,907,146	9.7

	Total U.S. Government Agency Obligations
	(Cost $55,055,131)		54,789,854	25.5

U.S. TREASURY OBLIGATIONS: 14.4%
		Treasury Inflation Indexed Protected Securities: 0.8%
255,283		0.375%, 01/15/27	253,720	0.1
311,427		0.625%, 01/15/26	316,733	0.2
214,584		0.875%, 02/15/47	223,573	0.1
124,922		1.000%, 02/15/46	133,805	0.1
402,105		2.500%, 01/15/29	488,431	0.2
201,672		0.375%, 07/15/27	200,806	0.1
			1,617,068	0.8

		U.S. Treasury Bonds: 2.9%
3,790,000		2.875%, 11/15/46	3,884,363	1.8
2,160,000		3.000%, 11/15/45	2,266,452	1.1
			6,150,815	2.9

		U.S. Treasury Notes: 10.0%
5,390,000		2.000%, 11/15/26	5,215,597	2.4
11,830,000		2.125%, 07/31/24	11,688,643	5.4
3,110,000		2.125%, 11/30/24	3,068,858	1.4
1,600,000		2.250%, 12/31/24	1,591,172	0.8
			21,564,270	10.0
Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury STRIP: 0.7%
1,930,000	(5)	–%, 02/15/36	1,187,058	0.5
700,000	(5),(9)	–%, 08/15/36	424,268	0.2
			1,611,326	0.7

	Total U.S. Treasury Obligations
	(Cost $31,020,906)		30,943,479	14.4

ASSET-BACKED SECURITIES: 18.1%
		Other Asset-Backed Securities: 9.7%
250,000	(1)	B&M CLO 2014-1A A2, 3.309%, (US0003M + 1.950%), 04/16/26	250,369	0.1
1,050,000	(1)	BlueMountain CLO 2014-2A AR, 2.293%, (US0003M + 0.930%), 07/20/26	1,052,873	0.5
1,000,000	(1)	Catamaran CLO 2013-1A AR Ltd., 2.363%, (US0003M + 0.850%), 01/27/28	1,000,000	0.5
1,300,000	(1)	Crown Point CLO III Ltd. 2015-3A A1AR, 2.269%, (US0003M + 0.910%), 12/31/27	1,300,225	0.6
1,050,000	(1)	Cutwater 2014-1A A1AR, 2.609%, (US0003M + 1.250%), 07/15/26	1,052,350	0.5
650,000	(1)	Greywolf CLO V Ltd. 2015-1A A1, 2.967%, (US0003M + 1.600%), 04/25/27	651,042	0.3
1,050,000	(1)	Halcyon Loan Advisors Funding 2015-2A A, 2.757%, (US0003M + 1.390%), 07/25/27	1,050,667	0.5
1,550,000	(1)	ICG US CLO 2014-1A A1R Ltd., 2.588%, (US0003M + 1.220%), 01/20/30	1,550,584	0.7
1,050,000	(1)	Neuberger Berman CLO XIX Ltd. 2015-19A A1R, 2.409%, (US0003M + 1.050%), 07/15/27	1,053,841	0.5
1,050,000	(1)	OCP CLO 2015-9A A1R Ltd., 2.159%, (US0003M + 0.800%), 07/15/27	1,050,494	0.5
983,746	(1)	OFSI Fund VI Ltd. 2014-6A A1, 2.389%, (US0003M + 1.030%), 03/20/25	983,358	0.4
2,000,000	(1)	OFSI Fund VII Ltd. 2014-7A AR, 2.254%, (US0003M + 0.900%), 10/18/26	2,001,756	0.9
2,150,000	(1)	Saranac CLO Ltd 2014-2A A1AR, 2.666%, (US0003M + 1.230%), 11/20/29	2,150,974	1.0
1,000,000		Soundview Home Loan Trust 2005-2 M6, 2.632%, (US0001M + 1.080%), 07/25/35	998,425	0.5

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
800,000	(1)	Trinitas CLO II Ltd. 2014-2A A1R, 2.539%, (US0003M + 1.180%), 07/15/26	801,571	0.4
1,000,000	(1)	Trinitas CLO Ltd. 2015-3A A2, 2.869%, (US0003M + 1.510%), 07/15/27	1,000,975	0.5
440,082		Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust A3, 1.782%, (US0001M + 0.230%), 04/25/37	419,925	0.2
1,500,000	(1)	York CLO 1 Ltd. 2014-1A AR, 2.513%, (US0003M + 1.150%), 01/22/27	1,505,727	0.7
916,981	(1)	Z Capital Credit Partners CLO Ltd. 2015-1A A1, 2.689%, (US0003M + 1.330%), 07/16/27	917,439	0.4
			20,792,595	9.7

		Student Loan Asset-Backed Securities: 8.4%
1,150,000	(1)	Academic Loan Funding Trust 2012-1A A2, 2.428%, (US0001M + 1.100%), 12/27/44	1,150,529	0.5
199,274	(1)	Bank of America Student Loan Trust 2010-1A A, 2.167%, (US0003M + 0.800%), 02/25/43	200,347	0.1
788,529	(1)	ECMC Group Student Loan Trust 2016-1, 2.902%, (US0001M + 1.350%), 07/26/66	802,790	0.4
564,409	(1)	Edsouth Indenture No 9 LLC 2015-1 A, 2.352%, (US0001M + 0.800%), 10/25/56	566,451	0.3
1,100,000	(1)	EFS Volunteer No 2 LLC 2012-1 A2, 2.902%, (US0001M + 1.350%), 03/25/36	1,131,306	0.5
650,000	(1)	EFS Volunteer No 3 LLC 2012-1 A3, 2.552%, (US0001M + 1.000%), 04/25/33	650,909	0.3
600,000		Montana Higher Education Student Assistance Corp. 2012-1 A3, 2.333%, (US0001M + 1.050%), 07/20/43	610,132	0.3
1,674,230	(1)	Navient Student Loan Trust 2016-5A A, 2.802%, (US0001M + 1.250%), 06/25/65	1,712,214	0.8
839,437	(1)	Navient Student Loan Trust 2016-7 A, 2.702%, (US0001M + 1.150%), 03/25/66	860,054	0.4
1,050,000	(1)	Nelnet Student Loan Trust 2006-1 A6, 1.904%, (US0003M + 0.450%), 08/23/36	1,027,731	0.5
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: (continued)
1,100,000	(1)	Nelnet Student Loan Trust 2006-2 A7, 1.947%, (US0003M + 0.580%), 01/25/37	1,082,636	0.5
860,544	(1)	Pennsylvania Higher Education Association Student Loan Trust 2016-1, 2.702%, (US0001M + 1.150%), 09/25/65	875,826	0.4
282,166	(1)	Scholar Funding Trust 2010-A A, 2.128%, (US0003M + 0.750%), 10/28/41	280,359	0.1
616,046	(1)	SLM Student Loan Trust 2003-1 A5A, 1.699%, (US0003M + 0.110%), 12/15/32	596,097	0.3
810,686	(1)	SLM Student Loan Trust 2003-7A A5A, 2.789%, (US0003M + 1.200%), 12/15/33	822,342	0.4
550,000	(1)	SLM Student Loan Trust 2004-8A A6, 1.997%, (US0003M + 0.630%), 01/25/40	550,997	0.2
626,827		SLM Student Loan Trust 2005-4 A3, 1.487%, (US0003M + 0.120%), 01/25/27	624,220	0.3
250,000		SLM Student Loan Trust 2005-5 A5, 2.117%, (US0003M + 0.750%), 10/25/40	249,000	0.1
347,993		SLM Student Loan Trust 2007-1 A5, 1.457%, (US0003M + 0.090%), 01/26/26	348,173	0.1
750,000		SLM Student Loan Trust 2007-2 A4, 1.427%, (US0003M + 0.060%), 07/25/22	729,578	0.3
428,452		SLM Student Loan Trust 2007-7 A4, 1.697%, (US0003M + 0.330%), 01/25/22	423,369	0.2
155,281		SLM Student Loan Trust 2008-2 A3, 2.117%, (US0003M + 0.750%), 04/25/23	155,293	0.1
432,605		SLM Student Loan Trust 2008-4 A4, 3.017%, (US0003M + 1.650%), 07/25/22	443,844	0.2
1,174,302		SLM Student Loan Trust 2008-5 A4, 3.067%, (US0003M + 1.700%), 07/25/23	1,212,273	0.6
600,000		SLM Student Loan Trust 2008-6 A4, 2.467%, (US0003M + 1.100%), 07/25/23	608,489	0.3

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
			Student Loan Asset-Backed Securities: (continued)
	350,000		SLM Student Loan Trust 2008-8 A4, 2.867%, (US0003M + 1.500%), 04/25/23	359,398	0.2
				18,074,357	8.4

		Total Asset-Backed Securities
		(Cost $38,350,493)		38,866,952	18.1

FOREIGN GOVERNMENT BONDS: 3.5%
	40,000	(3)	Argentina Government International Bond, 2.500%, 12/31/38	29,506	0.0
EUR	10,000		Argentine Republic Government International Bond, 2.260%, 12/31/38	8,790	0.0
EUR	160,000		Argentine Republic Government International Bond, 3.375%, 01/15/23	196,220	0.1
EUR	190,000		Argentine Republic Government International Bond, 5.250%, 01/15/28	237,607	0.1
	420,000	(1),(2)	Argentine Republic Government International Bond, 7.125%, 06/28/17	433,860	0.2
	160,000		Dominican Republic International Bond, 5.500%, 01/27/25	169,800	0.1
	160,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/25	169,800	0.1
	190,000		Dominican Republic International Bond, 6.850%, 01/27/45	214,227	0.1
	200,000		Ecuador Government International Bond, 9.625%, 06/02/27	229,750	0.1
	240,000	(1)	Indonesia Government International Bond, 3.850%, 07/18/27	246,611	0.1
EUR	100,000	(1)	Indonesia Government International Bond, 2.150%, 07/18/24	126,020	0.1
	200,000	(1)	Indonesia Government International Bond, 3.700%, 01/08/22	205,753	0.1
	200,000		Indonesia Government International Bond, 4.125%, 01/15/25	208,134	0.1
	260,000	(1)	Indonesia Government International Bond, 4.350%, 01/08/27	275,503	0.1
	400,000		Indonesia Government International Bond, 5.375%, 10/17/23	446,426	0.2
	1,375,000		Israel Government AID Bond, 5.500%, 09/18/23	1,600,952	0.8
	1,039,000		Israel Government AID Bond, 5.500%, 12/04/23	1,215,875	0.6
MXN	1,032,900		Mexican Bonos, 6.500%, 06/10/21	50,790	0.0
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
MXN	2,257,000	Mexican Bonos, 6.500%, 06/09/22	109,990	0.1
MXN	434,700	Mexican Bonos, 7.750%, 11/23/34	22,120	0.0
MXN	19,100	Mexican Bonos, 8.000%, 11/07/47	992	0.0
MXN	656,800	Mexico Government Bond, 8.000%, 12/07/23	33,977	0.0
BRL	1,004,000	Nota Do Tesouro Nacional, 01/01/27	298,498	0.1
	240,000	Petroleos de Venezuela SA, 5.375%, 04/12/27	57,000	0.0
	270,000	Republic of Ecuador, 8.875%, 10/23/27	298,012	0.1
ZAR	300,000	Republic of South Africa Government Bond, 6.500%, 02/28/41	17,137	0.0
ZAR	1,490,000	Republic of South Africa Government Bond, 7.000%, 02/28/31	100,492	0.1
ZAR	4,565,000	Republic of South Africa Government Bond, 8.250%, 03/31/32	338,451	0.2
ZAR	1,290,000	Republic of South Africa Government Bond, 8.750%, 01/31/44	93,988	0.0
ZAR	530,000	Republic of South Africa Government Bond, 8.875%, 02/28/35	40,417	0.0
ZAR	990,000	Republic of South Africa Government Bond, 6.250%, 03/31/36	57,714	0.0
ZAR	560,000	Republic of South Africa Government Bond, 8.000%, 01/31/30	41,469	0.0
ZAR	60,000	Republic of South Africa Government Bond, 9.000%, 01/31/40	4,522	0.0
	40,000	Venezuela Government International Bond, 6.000%, 12/09/20	9,100	0.0
	120,000	(3) Venezuela Government International Bond, 9.250%, 05/07/28	24,900	0.0

		Total Foreign Government Bonds
		(Cost $7,432,523)	7,614,403	3.5

See Accompanying Notes to Financial Statements

VY® Goldman Sachs Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.1%
		Financials: 0.1%
9,690	(10),(11)	Delphi Financial Group, Inc.	213,785	0.1

	Total Preferred Stock
	(Cost $215,552)		213,785	0.1

	Total Long-Term Investments
	(Cost $207,653,826)		207,630,829	96.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.0%
	Securities Lending Collateral(12): 0.4%
816,854	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $816,980, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $833,191, due 01/31/18-06/20/63)
	(Cost $816,854)	816,854	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 6.6%
14,194,216	(13)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
		(Cost $14,194,216)	14,194,216	6.6

	Total Short-Term Investments
	(Cost $15,011,070)		15,011,070	7.0

	Total Investments in Securities (Cost $222,664,896)		$222,641,899	103.6
	Liabilities in Excess of Other Assets		(7,690,122)	(3.6)
	Net Assets		$214,951,777	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Defaulted security
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2017.
(7)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(8)	Settlement is on a when-issued or delayed-delivery basis.
(9)	Separate Trading of Registered Interest and Principal of Securities
(10)	Preferred Stock may be called prior to convertible date.
(11)	Non-income producing security.
(12)	Represents securities purchased with cash collateral received for securities on loan.
(13)	Rate shown is the 7-day yield as of December 31, 2017.

BRL	Brazilian Real
EGP	Egyptian Pound
EUR	EU Euro
MXN	Mexican Peso
ZAR	South African Rand

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
EUR003M	3-month EURIBOR
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Insurance Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2018